UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2018

Item 1. Reports to Stockholders.

Annual Report 9/30/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Global Strategic Income Fund

An Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/18

	Class A Shares of the Fund
			Bloomberg Barclays
	Without Sales Charge	With Sales Charge	U.S. Aggregate Bond
			Index
1-Year	-1.49%	-6.17%	-1.22%
5-Year	2.26	1.27	2.16
10-Year	4.72	4.21	3.77

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

3 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -1.49% during the reporting period, underperforming the -1.22% return provided by the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

MARKET OVERVIEW

After rallying to close 2017, 2018 has been volatile and eventful through September 30, 2018. Central banks were in action, led by the Federal Reserve (Fed), which hiked the Fed Funds target rate by 25 basis points (bps) three times in 2018 – in March, June, and September – ending the period in a range of 2.00% - 2.25%. The Fed also eliminated its description of monetary policy as “accommodative” and increased the long-run dot plot. After announcing the end of quantitative easing (QE) over the second quarter of 2018, the European Central Bank’s (ECB) decision makers’ rhetoric turned mildly hawkish. ECB President Draghi expressed confidence in the Eurozone outlook and highlighted a “relatively vigorous pick-up” in underlying inflation. Italy continued to create negative headlines as the government drafted a budget plan that was not in line with Eurozone fiscal rules. Global trade tensions remain escalated, with the U.S. imposing tariffs on $200 billion of Chinese imports, with the possibility of additional tariffs if negotiations stall. On a positive note, the pending United States-Mexico-Canada Agreement has been agreed upon to replace NAFTA.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

4 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Global economic data continued to soften late in the reporting period, but current projections still point to global growth remaining around its historical average for 2018 and 2019. Growth leadership in the developed world changed hands, with the U.S. growth momentum increasing due to fiscal stimulus, while Eurozone growth slowed down a bit. Despite some moderation, we believe that growth in developed markets is above long-term potential, creating jobs, and continuing to reduce the slack in labor and product markets.

Eurozone data weakness seems to have stabilized in the second half of 2018. The underlying forces of growth in the Eurozone, such as job creation and income growth, revival of bank lending, and high levels of confidence, are intact. Japan’s growth rebounded in the second quarter of 2018 due to strong investment expenditures. Growth expectations remain upbeat in several other countries, including Canada, Australia, and Sweden.

Global headwinds are catching up with Asian growth. In the second quarter of 2018, Chinese growth started slowing down as a result of earlier tight monetary policies that were enacted to reduce financial leverage in the economy. With trade disputes taking a turn for the worse, we expect this slowdown will continue and some of the pain will be shared with the rest of Asia’s manufacturing economies through lower exports, exchange rates, and lower profit margins. We think

China will mitigate most of the growth impact

on its domestic economy by a combination of looser fiscal policy and more adjustments in the exchange rate. However, we believe that the indirect impact on investor sentiment and investments is likely to induce a further slowdown in Asia broadly, even though capital expenditure demand from developed markets, which remains resilient, will provide some support to the region.

Our new outlook for Latin America, with downward growth revisions, is driven by the larger economies where domestic and external headwinds are greater, especially in the case of Argentina. The other economies in the region continue to follow cyclical momentum, moving toward potential growth. We now see the region growing 1.5% this year, down from 1.7% in 2017, and also below the 2.4% potential. Barring negative political outcomes, the lower current account deficits and historically low inflation could support demand. These are external and domestic factors that, in our view, should help Latin economies in this period of divergent global growth and unstable markets.

The U.S. economy continues to show strong growth momentum. 2018 gross domestic product (GDP) growth is expected to be around 3%, significantly exceeding its 2% trend growth of this expansion. Private consumption, the driving force of the economy in recent years, is growing at a stable rate. Strong household finances, ongoing job creation, and high levels of consumer confidence point to stable growth in consumption with upside risks to the

5 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

growth rate. Additionally, fixed business investment gained momentum in the second quarter of 2018, broadening across sectors. Forward looking indicators suggest a healthy dose of growth for the business investment outlook. With increasingly less slack in the economy, strong profits, and the corporate tax cuts, we expect investment to support growth and productivity improvements.

The Fed is on track to deliver one more hike this year, as the economy is near the Fed’s dual mandate of full employment and price stability. On the inflation front, the underlying inflation is around the Fed’s 2% target. The unemployment rate is at historical lows; however, the rising labor participation rate and stable wage growth suggest that there may still be some slack in the labor market. The Federal Open Market Committee under Jerome Powell’s leadership signaled that the Fed will remain cautious and tighten policy gradually, giving comfort to the markets. So far the Fed’s hiking cycle has been orderly.

Government bond yields rose across many markets during the one-year reporting period. U.S. Treasury 10-year rates trended higher during the period and ended at 3.06%. To close the period, German 10-year yields ended at 0.47%, Japanese 10-year yields closed at 0.12% while Indian 10-year yields ended at 8.0%. Brazilian 10-year yields ended the period at 11.8%.

FUND REVIEW

The Fund’s underperformance relative to the Index this reporting period was largely the result of its allocation to emerging market local debt. Monetary tightening in the U.S., the stronger U.S. dollar, and global trade tensions continued to provide headwinds for emerging markets during the reporting period, and countries with severe macro imbalances and high foreign currency funding needs such as Argentina and Turkey suffered heavy pressure in August 2018. In Argentina, the response to the sharp sell-off in the currency was a revised International Monetary Fund (IMF) program increasing its size and the speed of disbursement, which we believe will alleviate market concerns over financing and help stabilize asset prices. In Turkey’s case, the central bank hiked rates aggressively and the government announced a more realistic medium-term program with a tighter fiscal policy and steps to rebalance the economy. However, we don’t believe the policy actions so far are sufficient to stabilize the situation.

The Fund’s allocation to emerging market credit also detracted from performance this reporting period.

Contributing positively to performance this reporting period was our decision to eliminate our exposure to high grade credit, along with our allocation to high yield credit. High grade credit underperformed high yield credit this reporting period as high grade credit has more duration sensitivity than high yield credit. Lastly, our exposure to leveraged loans also benefited performance in a rising interest rate environment.

6 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

MARKET OUTLOOK & PORTFOLIO POSITIONING

Looking forward, we believe that global growth has peaked, initially led by the current weakness in emerging markets. Over the next nine months we expect that developed market growth will slow down as emerging market growth bottoms somewhere in the second quarter of 2019. In our view, U.S. growth will slow down from its current rapid pace. However, we believe it will remain well above potential for the next two to three quarters with risks that inflation surprises modestly to the upside. We also believe that European growth will remain in the Goldilocks range of 1.5% – 2%. Within emerging markets, dispersion in returns will remain high, in our view. We believe that improving domestic fundamentals in some countries and possible fiscal stimulus in China will offset the effect of tariffs, and therefore expect the current slowdown in emerging market countries, in the aggregate, to abate by the second quarter of 2019.

From an asset valuation perspective, it leaves emerging market assets at historically cheap levels versus developed market assets. Emerging market local bonds offer real yields that are at or close to 15-year highs when compared to developed market real yields. In those countries where the central banks have raised rates, we see value in short-term interest rates. In countries where the central banks have not fully tightened, we see value in long-term bonds, particularly if the yield curves are very steep. Similarly, emerging market currency levels are back to levels last seen in 2015 near the U.S. dollar high. In credit, we believe European financial subordinated debt offers value as do both emerging market hard currency sovereign debt and corporate debt.

With these valuations, we maintained our exposure to emerging market credit, but slightly decreased our exposure to emerging market local interest rates. In the U.S., we maintained our exposures to high yield, leveraged loans, and mortgage-backed securities. We will continue to monitor the global financial markets as we seek opportunities to generate income.

Hemant Baijal Portfolio Manager

Ruta Ziverte Portfolio Manager

Krishna Memani Portfolio Manager

Chris Kelly Portfolio Manager

7 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	36.9%
Investment Companies
Oppenheimer Institutional Government Money Market Fund	5.7
Oppenheimer Master Event- Linked Bond Fund, LLC	1.8
Oppenheimer Master Loan Fund, LLC	13.6
Oppenheimer Ultra-Short Duration Fund	1.1
Mortgage-Backed Obligations
Government Agency	11.0
Non-Agency	7.6
Foreign Government Obligations	16.1
Asset-Backed Securities	2.5
Preferred Stocks	1.3
Short-Term Notes	1.0
Structured Securities	0.5
Over-the-Counter Options Purchased	0.4
Corporate Loans	0.4
Over-the-Counter Interest Rate Swaptions Purchased	0.1
Over-the-Counter Credit Default Swaptions Purchased	—*
Rights, Warrants and Certificates	—*
Common Stocks	—*

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2018, and are based on the total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	68.9%
Latin & South America	8.5
Europe	8.0
Asia	7.1
Middle East/Africa	6.1
Emerging Europe	1.3
Supranational	0.1

Portfolio holdings and allocation are subject to change. Percentages are as of September 30, 2018, and are based on total market value of investments.

8 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

TOP TEN GEOGRAPHICAL HOLDINGS

United States	67.7%
India	2.7
South Africa	2.6
Indonesia	2.2
Brazil	1.7
United Kingdom	1.7
Greece	1.6
Mexico	1.6
Argentina	1.6
Spain	1.4

Portfolio holdings and allocation are subject to change. Percentages are as of September 30, 2018, and are based on total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

9 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/18

	Inception Date	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	-1.49%	2.26%	4.72%
Class C (OSICX)	5/26/95	-2.26	1.49	3.91
Class I (OSIIX)	1/27/12	-1.15	2.68	3.29*
Class R (OSINX)	3/1/01	-1.75	1.99	4.34
Class Y (OSIYX)	1/26/98	-1.26	2.56	4.94
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/18
	Inception Date	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	-6.17%	1.27%	4.21%
Class C (OSICX)	5/26/95	-3.19	1.49	3.91
Class I (OSIIX)	1/27/12	-1.15	2.68	3.29*
Class R (OSINX)	3/1/01	-1.75	1.99	4.34
Class Y (OSIYX)	1/26/98	-1.26	2.56	4.94

* Shows performance since inception.

STANDARDIZED YIELDS		UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 9/30/18		For the 30 Days Ended 9/30/18
Class A	4.89%	Class A	4.82%

Class C	4.38	Class C	4.31

Class I	5.53	Class I	5.46

Class R	4.90	Class R	4.83

Class Y	5.37	Class Y	5.31

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended September 30, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and

10 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended September 30, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Actual	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During 6 Months Ended September 30, 2018
Class A	$ 1,000.00	$ 983.10	$ 5.03
Class C	1,000.00	976.70	8.81
Class I	1,000.00	982.20	3.14
Class R	1,000.00	979.30	6.32
Class Y	1,000.00	984.30	3.84

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.00	5.13
Class C	1,000.00	1,016.19	8.99
Class I	1,000.00	1,021.91	3.20
Class R	1,000.00	1,018.70	6.45
Class Y	1,000.00	1,021.21	3.91

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.01%
Class C	1.77
Class I	0.63
Class R	1.27
Class Y	0.77

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2018

	Principal Amount	Value
Asset-Backed Securities—2.6%
American Credit Acceptance Receivables Trust:
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	$550,000	$555,431
Series 2016-4, Cl. B, 2.11%, 2/12/21[1]	85,312	85,286
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	305,000	304,653
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	476,000	475,463
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	1,347,000	1,339,854
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	1,747,000	1,728,696
AmeriCredit Automobile Receivables Trust:
Series 2015-2, Cl. D, 3.00%, 6/8/21	1,315,000	1,315,158
Series 2017-2, Cl. D, 3.42%, 4/18/23	2,270,000	2,257,091
Series 2017-4, Cl. D, 3.08%, 12/18/23	985,000	965,392
Cabela’s Credit Card Master Note Trust:
Series 2016-1, Cl. A1, 1.78%, 6/15/22	2,545,000	2,526,348
Series 2016-1, Cl. A2, 3.008% [US0001M+85], 6/15/22[2]	4,605,000	4,627,936
Capital Auto Receivables Asset Trust, Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	290,000	286,879
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	20,506	20,491
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	525,000	523,898
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,805,000	1,802,623
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,370,000	1,363,522
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,775,000	1,761,745
Series 2017-4, Cl. D, 3.30%, 5/15/24	750,000	735,977
Series 2018-1, Cl. D, 3.37%, 7/15/24	510,000	500,470
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	1,725,000	1,696,473
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	615,000	606,757
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	175,000	172,556
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	528,969	525,476
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	495,000	482,035
CPS Auto Receivables Trust:
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	183,236	182,802
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	740,000	735,765
Series 2017-D, Cl. B, 2.43%, 1/18/22[1]	1,255,000	1,242,744
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	975,000	966,336
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	160,000	159,660
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	1,505,000	1,481,229
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	915,000	907,759
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	1,305,000	1,289,061
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	500,000	492,723
Discover Card Execution Note Trust, Series 2016-A4, Cl. A4, 1.39%, 3/15/22	4,715,000	4,652,291
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	113,801	114,312
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,240,000	1,252,927

14 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
Drive Auto Receivables Trust: (Continued)
Series 2017-3, Cl. C, 2.80%, 7/15/22	$835,000	$832,972
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	920,000	919,326
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	1,685,000	1,691,621
Series 2018-1, Cl. D, 3.81%, 5/15/24	1,000,000	996,457
Series 2018-3, Cl. D, 4.30%, 9/16/24	440,000	443,837
DT Auto Owner Trust:
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	466,648	469,360
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	555,000	569,903
Series 2017-1A, Cl. C, 2.70%, 11/15/22[1]	405,000	404,304
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	1,120,000	1,119,536
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	1,160,000	1,176,171
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	1,330,000	1,333,031
Series 2017-3A, Cl. B, 2.40%, 5/17/21[1]	1,055,000	1,052,252
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	1,245,000	1,262,811
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	1,410,000	1,404,424
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	1,035,000	1,040,610
Series 2018-1A, Cl. B, 3.04%, 1/18/22[1]	1,045,000	1,042,881
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	529,011	522,731
Exeter Automobile Receivables Trust, Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	1,050,000	1,043,680
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	130,000	130,341
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	2,725,000	2,820,221
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]	1,924,738	1,917,532
GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21	850,000	840,074
Navistar Financial Dealer Note Master Owner Trust II:
Series 2017-1, Cl. C, 3.766% [LIBOR01M+155], 6/27/22[1,2]	435,000	436,553
Series 2017-1, Cl. D, 4.516% [LIBOR01M+230], 6/27/22[1,2]	505,000	505,599
Santander Drive Auto Receivables Trust:
Series 2015-5, Cl. D, 3.65%, 12/15/21	2,420,000	2,429,980
Series 2016-2, Cl. D, 3.39%, 4/15/22	880,000	880,696
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,215,000	1,208,028
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	2,460,000	2,521,399
Series 2017-3, Cl. D, 3.20%, 11/15/23	2,030,000	2,010,933
Series 2018-1, Cl. D, 3.32%, 3/15/24	750,000	735,670
Series 2018-2, Cl. D, 3.88%, 2/15/24	370,000	367,390
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	1,330,000	1,315,333
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	850,000	847,066
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	1,620,000	1,611,858
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[1]	1,340,000	1,321,181

15 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	$492,345	$490,567
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	1,785,000	1,814,200
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	1,845,000	1,850,753
Series 2018-1A, Cl. C, 2.92%, 5/15/23[1]	1,095,000	1,085,508
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	2,075,000	2,059,683
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	1,195,000	1,188,876
Series 2017-A, Cl. A, 2.12%, 3/15/24	3,060,000	3,008,232
Series 2017-B, Cl. A, 1.98%, 6/15/23	2,260,000	2,244,198
Series 2017-C, Cl. A, 2.31%, 8/15/24	2,980,000	2,924,561
Series 2018-A, Cl. A, 3.07%, 12/16/24	3,660,000	3,638,659

Total Asset-Backed Securities (Cost $100,215,495)		99,668,817

Mortgage-Backed Obligations—20.2%
Government Agency—11.9%
FHLMC/FNMA/FHLB/Sponsored—11.1%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	406,443	430,458
5.50%, 9/1/39	908,328	969,387
6.00%, 1/1/19-7/1/24	328,754	354,907
6.50%, 1/1/19-6/1/35	401,523	442,937
7.00%, 8/1/21-3/1/35	601,310	661,406
7.50%, 1/1/32-2/1/32	1,182,488	1,366,814
8.50%, 8/1/31	39,703	44,382
10.00%, 5/1/20	481	484
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 5/1/20	5,968	6,020
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 70.531%, 4/1/27[3]	96,333	21,508
Series 192, Cl. IO, 99.999%, 2/1/28[3]	44,673	9,062
Series 205, Cl. IO, 53.315%, 9/1/29[3]	252,558	53,938
Series 206, Cl. IO, 0.00%, 12/15/29[3,4]	117,923	27,678
Series 207, Cl. IO, 0.00%, 4/1/30[3,4]	97,216	19,703
Series 214, Cl. IO, 0.00%, 6/1/31[3,4]	77,376	16,653
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]	223,616	37,981
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	760,911	802,092
Series 151, Cl. F, 9.00%, 5/15/21	427	439
Series 1590, Cl. IA, 3.208% [LIBOR01M+105], 10/15/23[2]	534,361	545,068
Series 1674, Cl. Z, 6.75%, 2/15/24	21,465	22,602
Series 2034, Cl. Z, 6.50%, 2/15/28	6,094	6,536
Series 2042, Cl. N, 6.50%, 3/15/28	6,312	6,715
Series 2043, Cl. ZP, 6.50%, 4/15/28	672,464	733,836
Series 2053, Cl. Z, 6.50%, 4/15/28	5,746	6,282
Series 2116, Cl. ZA, 6.00%, 1/15/29	325,738	345,404
Series 2122, Cl. F, 2.608% [LIBOR01M+45], 2/15/29[2]	16,816	16,897
Series 2279, Cl. PK, 6.50%, 1/15/31	10,438	11,295
Series 2326, Cl. ZP, 6.50%, 6/15/31	90,858	97,063

16 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2344, Cl. FP, 3.108% [LIBOR01M+95], 8/15/31[2]	$227,463	$233,716
Series 2368, Cl. PR, 6.50%, 10/15/31	11,680	12,773
Series 2401, Cl. FA, 2.808% [LIBOR01M+65], 7/15/29[2]	27,192	27,632
Series 2412, Cl. GF, 3.108% [LIBOR01M+95], 2/15/32[2]	277,619	285,416
Series 2427, Cl. ZM, 6.50%, 3/15/32	452,405	495,850
Series 2451, Cl. FD, 3.158% [LIBOR01M+100], 3/15/32[2]	125,359	129,059
Series 2461, Cl. PZ, 6.50%, 6/15/32	50,246	54,039
Series 2464, Cl. FI, 3.158% [LIBOR01M+100], 2/15/32[2]	125,110	128,092
Series 2470, Cl. AF, 3.158% [LIBOR01M+100], 3/15/32[2]	202,255	208,224
Series 2470, Cl. LF, 3.158% [LIBOR01M+100], 2/15/32[2]	127,953	131,002
Series 2475, Cl. FB, 3.158% [LIBOR01M+100], 2/15/32[2]	175,240	179,254
Series 2517, Cl. GF, 3.158% [LIBOR01M+100], 2/15/32[2]	105,794	108,316
Series 2551, Cl. LF, 2.658% [LIBOR01M+50], 1/15/33[2]	15,898	15,993
Series 2635, Cl. AG, 3.50%, 5/15/32	175,996	173,732
Series 2676, Cl. KY, 5.00%, 9/15/23	262,114	270,462
Series 2770, Cl. TW, 4.50%, 3/15/19	3,134	3,139
Series 3010, Cl. WB, 4.50%, 7/15/20	1,382	1,393
Series 3025, Cl. SJ, 16.836% [-3.667 x LIBOR01M+2,475], 8/15/35[2]	262,236	365,009
Series 3815, Cl. BD, 3.00%, 10/15/20	433	433
Series 3848, Cl. WL, 4.00%, 4/15/40	384,917	386,260
Series 3857, Cl. GL, 3.00%, 5/15/40	9,980	9,966
Series 3917, Cl. BA, 4.00%, 6/15/38	207,892	208,414
Series 4221, Cl. HJ, 1.50%, 7/15/23	410,577	399,571
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 52.485%, 3/15/28[3]	14,043	2,668
Series 2049, Cl. PL, 99.999%, 4/15/28[3]	74,197	14,373
Series 2074, Cl. S, 99.999%, 7/17/28[3]	59,683	5,662
Series 2079, Cl. S, 99.999%, 7/17/28[3]	108,398	12,400
Series 2177, Cl. SB, 99.999%, 8/15/29[3]	74,405	11,422
Series 2526, Cl. SE, 55.274%, 6/15/29[3]	136,364	18,960
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	553,261	70,141
Series 2795, Cl. SH, 66.431%, 3/15/24[3]	816,403	48,645
Series 2920, Cl. S, 99.999%, 1/15/35[3]	1,019,956	126,729
Series 2922, Cl. SE, 19.949%, 2/15/35[3]	64,523	7,571
Series 2981, Cl. AS, 2.168%, 5/15/35[3]	470,585	46,162
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	1,142,453	150,333
Series 3004, Cl. SB, 99.999%, 7/15/35[3]	1,397,013	126,002
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	326,893	47,673
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	104,260	8,097
Series 3450, Cl. BI, 11.357%, 5/15/38[3]	463,195	58,797
Series 3606, Cl. SN, 13.254%, 12/15/39[3]	240,218	27,356
Series 3659, Cl. IE, 0.00%, 3/15/19[3,4]	16,144	72
Series 3685, Cl. EI, 0.00%, 3/15/19[3,4]	857	3
Federal National Mortgage Assn.:
2.50%, 10/1/48[5]	13,450,000	12,978,464

17 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn.: (Continued)
3.00%, 10/1/33-10/1/48[5]	$29,565,000	$28,640,353
3.50%, 10/1/33-10/1/48[5]	59,950,000	59,377,889
4.00%, 10/1/33-10/1/48[5]	31,160,000	31,573,625
4.50%, 10/1/48[5]	226,335,000	233,522,913
5.00%, 10/1/48[5]	16,790,000	17,628,188
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 99.999%, 12/25/41[3]	29,265,625	340,072
Series 2001-T3, Cl. IO, 99.999%, 11/25/40[3]	4,862,282	163,950
Federal National Mortgage Assn. Pool:
4.50%, 12/1/20	92,113	93,294
5.00%, 7/1/19-12/1/21	18,301	18,867
5.50%, 1/1/22-5/1/36	405,581	432,691
6.50%, 12/1/29-1/1/34	2,212,687	2,429,947
7.00%, 9/1/21-4/1/34	3,608,781	4,050,514
7.50%, 2/1/27-3/1/33	1,791,210	2,025,600
8.50%, 7/1/32	5,919	6,005
9.50%, 3/15/21	3,761	3,806
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[3]	88,913	10,915
Series 247, Cl. 2, 99.999%, 10/25/23[3]	42,964	5,200
Series 252, Cl. 2, 99.999%, 11/25/23[3]	10,178	1,360
Series 254, Cl. 2, 99.999%, 1/25/24[3]	31,963	4,572
Series 301, Cl. 2, 19.733%, 4/25/29[3]	121,782	25,131
Series 303, Cl. IO, 92.308%, 11/25/29[3]	126,775	29,320
Series 313, Cl. 2, 99.999%, 6/25/31[3]	1,028,930	239,789
Series 319, Cl. 2, 99.999%, 2/25/32[3]	335,822	75,288
Series 321, Cl. 2, 23.582%, 4/25/32[3]	614,970	145,538
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	257,156	62,168
Series 328, Cl. 2, 0.00%, 12/25/32[3,4]	220,601	51,655
Series 331, Cl. 5, 99.999%, 2/25/33[3]	514,840	92,260
Series 332, Cl. 2, 0.00%, 3/25/33[3,4]	1,008,112	236,812
Series 334, Cl. 10, 2.932%, 2/25/33[3]	415,270	72,303
Series 334, Cl. 12, 0.032%, 3/25/33[3]	603,293	127,726
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	1,227,672	271,235
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	361,866	83,167
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	154,249	37,619
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	281,667	55,544
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	199,339	41,138
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	96,397	21,229
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	14,101	2,913
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	29,137	31,246
Series 1997-45, Cl. CD, 8.00%, 7/18/27	322,712	360,623
Series 1998-58, Cl. PC, 6.50%, 10/25/28	187,279	201,634
Series 1999-14, Cl. MB, 6.50%, 4/25/29	10,336	11,146
Series 1999-54, Cl. LH, 6.50%, 11/25/29	358,270	385,568
Series 2001-19, Cl. Z, 6.00%, 5/25/31	138,462	149,889
Series 2001-65, Cl. F, 2.816% [LIBOR01M+60], 11/25/31[2]	245,174	248,962

18 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	$286,216	$309,514
Series 2002-21, Cl. PE, 6.50%, 4/25/32	339,366	370,650
Series 2002-29, Cl. F, 3.216% [LIBOR01M+100], 4/25/32[2]	140,886	144,362
Series 2002-64, Cl. FJ, 3.216% [LIBOR01M+100], 4/25/32[2]	43,302	44,371
Series 2002-68, Cl. FH, 2.665% [LIBOR01M+50], 10/18/32[2]	86,346	86,745
Series 2002-81, Cl. FM, 2.716% [LIBOR01M+50], 12/25/32[2]	164,890	166,195
Series 2002-84, Cl. FB, 3.216% [LIBOR01M+100], 12/25/32[2]	27,388	28,090
Series 2003-11, Cl. FA, 3.216% [LIBOR01M+100], 9/25/32[2]	37,374	38,111
Series 2003-112, Cl. AN, 4.00%, 11/25/18	2	2
Series 2003-116, Cl. FA, 2.616% [LIBOR01M+40], 11/25/33[2]	90,818	90,916
Series 2004-25, Cl. PC, 5.50%, 1/25/34	10,120	10,148
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,088,991
Series 2005-71, Cl. DB, 4.50%, 8/25/25	583,009	593,024
Series 2006-11, Cl. PS, 16.442% [-3.667 x
LIBOR01M+2,456.67], 3/25/36[2]	293,567	410,392
Series 2006-46, Cl. SW, 16.075% [-3.667 x
LIBOR01M+2,419.92], 6/25/36[2]	381,652	514,698
Series 2008-75, Cl. DB, 4.50%, 9/25/23	6,359	6,357
Series 2009-113, Cl. DB, 3.00%, 12/25/20	34,584	34,531
Series 2009-36, Cl. FA, 3.156% [LIBOR01M+94], 6/25/37[2]	178,119	182,271
Series 2009-70, Cl. TL, 4.00%, 8/25/19	2,153	2,151
Series 2010-43, Cl. KG, 3.00%, 1/25/21	16,882	16,865
Series 2011-122, Cl. EC, 1.50%, 1/25/20	28,250	28,029
Series 2011-15, Cl. DA, 4.00%, 3/25/41	170,537	168,319
Series 2011-3, Cl. EL, 3.00%, 5/25/20	35,865	35,802
Series 2011-3, Cl. KA, 5.00%, 4/25/40	601,189	621,147
Series 2011-38, Cl. AH, 2.75%, 5/25/20	40	39
Series 2011-6, Cl. BA, 2.75%, 6/25/20	16,878	16,961
Series 2011-82, Cl. AD, 4.00%, 8/25/26	63,824	63,826
Series 2011-88, Cl. AB, 2.50%, 9/25/26	428	428
Series 2012-20, Cl. FD, 2.616% [LIBOR01M+40], 3/25/42[2]	926,553	928,084
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 35.136%, 11/18/31[3]	278,286	45,026
Series 2001-63, Cl. SD, 34.297%, 12/18/31[3]	8,116	1,155
Series 2001-68, Cl. SC, 99.999%, 11/25/31[3]	5,814	888
Series 2001-81, Cl. S, 43.068%, 1/25/32[3]	78,654	12,703
Series 2002-28, Cl. SA, 31.143%, 4/25/32[3]	68,875	11,162
Series 2002-38, Cl. SO, 63.816%, 4/25/32[3]	83,928	11,164
Series 2002-39, Cl. SD, 50.226%, 3/18/32[3]	130,580	22,557
Series 2002-48, Cl. S, 38.058%, 7/25/32[3]	102,910	17,880
Series 2002-52, Cl. SL, 28.577%, 9/25/32[3]	65,660	11,083
Series 2002-53, Cl. SK, 62.302%, 4/25/32[3]	81,397	14,425
Series 2002-56, Cl. SN, 39.148%, 7/25/32[3]	141,136	24,521
Series 2002-65, Cl. SC, 51.089%, 6/25/26[3]	246,346	27,826
Series 2002-77, Cl. IS, 50.846%, 12/18/32[3]	142,988	23,790
Series 2002-77, Cl. SH, 41.315%, 12/18/32[3]	106,472	15,899

19 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-89, Cl. S, 36.614%, 1/25/33[3]	$769,259	$129,121
Series 2002-9, Cl. MS, 27.663%, 3/25/32[3]	110,793	19,355
Series 2003-13, Cl. IO, 50.438%, 3/25/33[3]	601,847	141,518
Series 2003-26, Cl. DI, 55.147%, 4/25/33[3]	407,445	104,175
Series 2003-26, Cl. IK, 63.169%, 4/25/33[3]	71,404	15,950
Series 2003-33, Cl. SP, 99.999%, 5/25/33[3]	330,915	61,614
Series 2003-4, Cl. S, 20.059%, 2/25/33[3]	159,030	28,240
Series 2003-46, Cl. IH, 0.00%, 6/25/23[3,4]	43,042	3,847
Series 2004-56, Cl. SE, 9.893%, 10/25/33[3]	361,119	57,011
Series 2005-12, Cl. SC, 27.438%, 3/25/35[3]	29,439	3,871
Series 2005-14, Cl. SE, 41.707%, 3/25/35[3]	230,792	23,519
Series 2005-40, Cl. SA, 99.999%, 5/25/35[3]	1,355,466	164,573
Series 2005-40, Cl. SB, 99.999%, 5/25/35[3]	599,063	62,842
Series 2005-52, Cl. JH, 25.657%, 5/25/35[3]	699,570	77,547
Series 2006-90, Cl. SX, 99.999%, 9/25/36[3]	1,411,405	180,201
Series 2007-88, Cl. XI, 0.00%, 6/25/37[3,4]	2,173,626	303,476
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	114,047	8,797
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	4,717	234
Series 2010-95, Cl. DI, 0.00%, 11/25/20[3,4]	114,909	1,733
Series 2011-96, Cl. SA, 6.291%, 10/25/41[3]	365,744	50,655
Series 2012-134, Cl. SA, 1.692%, 12/25/42[3]	1,115,252	175,870
Series 2012-40, Cl. PI, 9.613%, 4/25/41[3]	2,814,034	446,377
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[3,4]	1,812,970	410
Series 1995-2B, Cl. 2IO, 0.00%, 6/15/25[3,4]	224,350	3,810
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[3,4]	6,776,313	3,904

		418,346,234

GNMA/Guaranteed—0.8%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	313,155	325,896
8.00%, 1/15/28-9/15/28	234,166	244,859
Government National Mortgage Assn. II Pool:
2.75% [H15T1Y+150], 7/20/27[2]	2,207	2,273
3.50%, 10/1/48[5]	29,940,000	29,773,343
7.00%, 1/20/30	49,754	56,851
11.00%, 10/20/19	14	14
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 38.823%, 4/16/37[3]	962,281	123,854
Series 2011-52, Cl. HS, 18.861%, 4/16/41[3]	1,718,449	180,484

		30,707,574

Non-Agency—8.3%
Commercial—3.8%
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[1,2]	57,571	57,853
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	75,781	75,574

20 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial (Continued)
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 14.08%, 1/15/51[3]	$13,235,328	$507,101
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[3,4,6,7]	66,932	1,349
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 14.67%, 11/13/50[3]	5,527,044	332,904
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Cl. AAB, 2.608%, 9/10/45	690,143	682,418
Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	710,000	713,627
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-C4, Cl. XA, 13.843%, 10/12/50[3]	15,537,543	1,110,150
COMM Mortgage Trust:
Series 2012-CR3, Cl. ASB, 2.372%, 10/15/45	126,815	124,887
Series 2012-LC4, Cl. A3, 3.069%, 12/10/44	270,569	270,396
Series 2013-CR13, Cl. ASB, 3.706%, 11/10/46	1,350,000	1,364,920
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,825,000	2,770,307
Series 2014-CR17, Cl. ASB, 3.598%, 5/10/47	1,750,000	1,762,590
Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	475,000	474,342
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	70,000	70,686
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	690,000	704,844
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	4,690,000	4,728,226
Series 2015-CR22, Cl. A2, 2.856%, 3/10/48	805,000	802,680
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 22.172%, 12/10/45[3]	7,213,321	382,954
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 2.385% [US0001M+22], 7/22/36[1,2]	920,000	889,324
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6.00%, 5/1/29	2,586	496
FREMF Mortgage Trust:
Series 2012-K20, Cl. C, 4.005%, 5/25/45[1,8]	12,875,000	12,766,474
Series 2013-K25, Cl. C, 3.744%, 11/25/45[1,8]	1,975,000	1,940,003
Series 2013-K26, Cl. C, 3.721%, 12/25/45[1,8]	335,000	325,084
Series 2013-K27, Cl. C, 3.615%, 1/25/46[1,8]	4,187,000	4,031,049
Series 2013-K28, Cl. C, 3.61%, 6/25/46[1,8]	7,865,000	7,714,182
Series 2013-K29, Cl. C, 3.601%, 5/25/46[1,8]	4,700,000	4,564,318
Series 2013-K713, Cl. C, 3.263%, 4/25/46[1,8]	420,000	417,259
Series 2014-K714, Cl. C, 3.981%, 1/25/47[1,8]	200,000	200,133
Series 2014-K715, Cl. C, 4.265%, 2/25/46[1,8]	25,000	25,316
Series 2015-K44, Cl. B, 3.809%, 1/25/48[1,8]	7,345,000	7,134,782
Series 2015-K45, Cl. B, 3.714%, 4/25/48[1,8]	13,050,000	12,608,571
Series 2017-K62, Cl. B, 4.004%, 1/25/50[1,8]	840,000	815,357
Series 2017-K724, Cl. B, 3.601%, 11/25/23[1,8]	4,465,000	4,303,609
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	3,160,000	3,162,017
GS Mortgage Securities Trust:
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	237,802	234,755
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	390,000	405,642
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	620,000	622,533

21 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6, Cl. ASB, 3.144%, 5/15/45	$931,454	$930,290
Series 2012-LC9, Cl. A4, 2.611%, 12/15/47	160,000	157,541
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	2,345,000	2,316,747
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	2,395,000	2,471,645
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	425,000	415,755
Series 2013-LC11, Cl. ASB, 2.554%, 4/15/46	334,879	329,947
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	1,685,000	1,699,062
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	1,580,000	1,540,344
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.919%, 7/25/35[8]	175,787	181,154
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.231%, 7/26/36[1,8]	8,614,530	8,738,090
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Cl. ASB, 3.705%, 1/15/47	525,000	530,857
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	780,000	778,922
Series 2014-C19, Cl. ASB, 3.584%, 4/15/47	295,000	297,176
Series 2014-C24, Cl. B, 4.116%, 11/15/47[8]	1,655,000	1,660,245
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	2,980,000	3,008,290
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	3,770,000	3,755,922
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,7,8]	47,862	33,912
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Cl. AAB, 2.469%, 2/15/46	658,664	647,932
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	1,565,000	1,540,757
Series 2014-C14, Cl. B, 4.792%, 2/15/47[8]	680,000	705,254
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 12.831%, 12/15/50[3]	5,007,977	289,182
Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 3.107%, 11/26/36[1,8]	421,332	420,494
Series 2012-R3, Cl. 1B, 3.107%, 11/26/36[1,8]	12,332,290	11,597,861
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.528%, 6/26/46[1,8]	71,455	71,329
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 4.315%, 8/25/34[8]	6,853,283	6,889,970
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-C5, Cl. XA, 14.17%, 11/15/50[3]	9,797,901	631,336
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.05%, 5/10/63[1,8]	7,532,194	6,339,524
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	2,300,000	2,262,395
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 12.503%, 12/15/50[3]	6,571,077	431,946
WF-RBS Commercial Mortgage Trust:
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	1,800,000	1,771,103
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,455,000	1,479,322
Series 2014-C22, Cl. A3, 3.528%, 9/15/57	320,000	320,911
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[8]	1,135,000	1,160,432

22 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 28.337%, 3/15/44[1,3]	$12,676,691	$354,960

		144,859,319

Multi-Family—0.1%
Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M1, 3.166% [US0001M+95], 5/25/24[2]	556,227	557,291
Series 2017-C04, Cl. 2M1, 3.066% [US0001M+85], 11/25/29[2]	1,720,495	1,726,983

		2,284,274

Residential—4.4%
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 3.67% [H15T1Y+225], 2/25/36[2]	52,849	53,431
Chase Funding Trust, Series 2003-2, Cl. 2A2, 2.776% [US0001M+56], 2/25/33[2]	15,989	15,468
CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,367,146	1,364,260
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,320,157	1,324,503
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 4.026%, 5/25/35[8]	1,539,758	1,556,714
Series 2006-AR1, Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	446,225	452,226
Series 2009-8, Cl. 7A2, 3.964%, 3/25/36[1,8]	21,112,522	21,333,961
Series 2014-8, Cl. 1A2, 2.455% [US0001M+29], 7/20/36[1,2]	1,635,000	1,613,076
Connecticut Avenue Securities:
Series 2014-C03, Cl. 1M2, 5.216% [US0001M+300], 7/25/24[2]	2,283,570	2,450,325
Series 2016-C03, Cl. 1M1, 4.216% [US0001M+200], 10/25/28[2]	458,743	464,280
Series 2016-C07, Cl. 2M1, 3.516% [US0001M+130], 5/25/29[2]	789,155	791,857
Series 2017-C01, Cl. 1M2, 5.766% [US0001M+355], 7/25/29[2]	11,610,000	12,688,134
Series 2017-C02, Cl. 2M1, 3.366% [US0001M+115], 9/25/29[2]	2,948,148	2,966,931
Series 2017-C03, Cl. 1M1, 3.166% [US0001M+95], 10/25/29[2]	2,818,413	2,836,886
Series 2017-C06, Cl. 1M1, 2.966% [US0001M+75], 2/25/30[2]	418,401	419,334
Series 2017-C07, Cl. 1M1, 2.866% [US0001M+65], 5/25/30[2]	1,483,606	1,486,363
Series 2017-C07, Cl. 1M2, 4.616% [US0001M+240], 5/25/30[2]	1,540,000	1,597,119
Series 2017-C07, Cl. 2M1, 2.866% [US0001M+65], 5/25/30[2]	553,843	554,151
Series 2018-C01, Cl. 1M1, 2.816% [US0001M+60], 7/25/30[2]	2,020,891	2,024,532
Series 2018-C02, Cl. 2M1, 2.866% [US0001M+65], 8/25/30[2]	706,787	707,941
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 2.388% [US0001M+23], 12/15/35[2]	62,569	61,665
Series 2006-H, Cl. 2A1A, 2.308% [US0001M+15], 11/15/36[2]	51,657	40,139
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.354%, 7/25/35[8]	249,209	251,359

23 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Residential (Continued)
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.526% [US0001M+31], 7/25/35[2]	$50,506	$50,457
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 2.316% [US0001M+10], 8/25/36[2]	3,769,364	1,970,270
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	54,971	49,060
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	4,712,326	4,408,940
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.466% [US0001M+425], 11/25/23[2]	2,348,646	2,620,675
Series 2014-DN1, Cl. M3, 6.716% [US0001M+450], 2/25/24[2]	2,085,000	2,413,020
Series 2014-DN2, Cl. M3, 5.816% [US0001M+360], 4/25/24[2]	2,160,000	2,402,655
Series 2014-HQ2, Cl. M3, 5.966% [US0001M+375], 9/25/24[2]	2,495,000	2,864,712
Series 2015-HQA2, Cl. M2, 5.016% [US0001M+280], 5/25/28[2]	768,145	790,613
Series 2016-DNA1, Cl. M2, 5.116% [US0001M+290], 7/25/28[2]	1,054,989	1,081,066
Series 2016-DNA3, Cl. M3, 7.216% [US0001M+500], 12/25/28[2]	7,155,000	8,379,088
Series 2016-DNA4, Cl. M1, 3.016% [US0001M+80], 3/25/29[2]	165,146	165,236
Series 2016-DNA4, Cl. M3, 6.016% [US0001M+380], 3/25/29[2]	13,920,000	15,690,678
Series 2016-HQA3, Cl. M1, 3.016% [US0001M+80], 3/25/29[2]	994,447	995,405
Series 2016-HQA3, Cl. M3, 6.066% [US0001M+385], 3/25/29[2]	9,805,000	11,138,077
Series 2016-HQA4, Cl. M1, 3.016% [US0001M+80], 4/25/29[2]	865,520	866,274
Series 2016-HQA4, Cl. M3, 6.116% [US0001M+390], 4/25/29[2]	9,480,000	10,732,156
Series 2017-DNA1, Cl. M2, 5.466% [US0001M+325], 7/25/29[2]	11,970,000	13,116,221
Series 2017-HQA1, Cl. M1, 3.416% [US0001M+120], 8/25/29[2]	4,263,726	4,293,871
Series 2017-HQA2, Cl. M1, 3.016% [US0001M+80], 12/25/29[2]	1,261,272	1,264,644
Series 2017-HQA3, Cl. M1, 2.766% [US0001M+55], 4/25/30[2]	2,491,267	2,491,911
Series 2018-DNA1, Cl. M1, 2.666% [US0001M+45], 7/25/30[2]	3,430,526	3,426,917
Series 2018-DNA1, Cl. M2, 4.016% [US0001M+180], 7/25/30[2]	3,110,000	3,094,337
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 3.848%, 10/25/33[8]	101,421	103,153
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 3.842%, 2/25/35[8]	2,066,865	2,123,352

24 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2005-AR15, Cl. 1A2, 4.676%, 9/25/35[8]		$437,103	$427,387
Series 2005-AR15, Cl. 1A6, 4.676%, 9/25/35[8]		4,323,223	4,197,038
Series 2005-AR4, Cl. 2A2, 4.005%, 4/25/35[8]		122,153	123,338
Series 2006-AR10, Cl. 1A1, 4.263%, 7/25/36[8]		397,631	390,576
Series 2006-AR10, Cl. 5A5, 4.231%, 7/25/36[8]		744,829	757,669
Series 2006-AR2, Cl. 2A3, 3.964%, 3/25/36[8]		2,742,593	2,781,308
Series 2006-AR7, Cl. 2A4, 4.323%, 5/25/36[8]		1,908,634	1,959,080

			164,223,839

Total Mortgage-Backed Obligations (Cost $747,436,962)			760,421,240

Foreign Government Obligations—17.5%
Angola—0.3%
Republic of Angola, 9.375% Sr. Unsec. Nts., 5/8/48[1]		11,220,000	11,895,781

Argentina—1.0%
Argentine Republic:
5.875% Sr. Unsec. Nts., 1/11/28		10,310,000	8,191,295
6.875% Sr. Unsec. Nts., 4/22/21		3,710,000	3,558,855
6.875% Sr. Unsec. Nts., 1/26/27		3,775,000	3,218,188
6.875% Sr. Unsec. Nts., 1/11/48		4,465,000	3,460,375
7.50% Sr. Unsec. Nts., 4/22/26		21,125,000	18,854,062
16.00% Bonds, 10/17/23	ARS	25,715,000	505,498
18.20% Unsec. Nts., 10/3/21	ARS	25,715,000	504,152

			38,292,425

Brazil—0.9%
Federative Republic of Brazil:
10.00% Unsec. Nts., 1/1/21	BRL	32,000,000	8,002,937
10.00% Unsec. Nts., 1/1/25	BRL	72,700,000	16,970,172
10.00% Unsec. Nts., 1/1/27	BRL	28,500,000	6,474,845
18.447% Unsec. Nts., 5/15/45[15]	BRL	2,050,000	1,601,569

			33,049,523

Chile—0.5%
Republic of Chile, 4.50% Bonds, 3/1/21	CLP	12,431,500,000	19,198,478

Colombia—0.8%
Republic of Colombia:
3.875% Sr. Unsec. Nts., 4/25/27		1,255,000	1,218,919
4.00% Sr. Unsec. Nts., 2/26/24		1,085,000	1,086,356
6.125% Sr. Unsec. Nts., 1/18/41		4,135,000	4,693,225
Series B, 6.25% Sr. Unsec. Nts., 11/26/25	COP	21,300,000,000	7,106,779
Series B, 7.50% Bonds, 8/26/26	COP	30,170,000,000	10,725,920
Series B, 10.00% Bonds, 7/24/24	COP	14,854,000,000	5,913,755

			30,744,954

25 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Dominican Republic—0.7%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[1]		$21,300,000	$21,773,925
6.00% Sr. Unsec. Nts., 7/19/28[1]		2,465,000	2,512,698
6.85% Sr. Unsec. Nts., 1/27/45[1]		2,400,000	2,439,000

			26,725,623

Ecuador—0.2%
Republic of Ecuador:
7.875% Sr. Unsec. Nts., 1/23/28[1]		2,065,000	1,864,334
8.875% Sr. Unsec. Nts., 10/23/27[1]		4,230,000	4,026,220
9.65% Sr. Unsec. Nts., 12/13/26[1]		2,470,000	2,468,641

			8,359,195

Egypt—0.6%
Arab Republic of Egypt:
4.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	4,800,000	5,366,982
5.577% Sr. Unsec. Nts., 2/21/23[1]		1,730,000	1,681,256
6.125% Sr. Unsec. Nts., 1/31/22[1]		2,405,000	2,411,590
6.588% Sr. Unsec. Nts., 2/21/28[1]		3,545,000	3,400,123
7.903% Sr. Unsec. Nts., 2/21/48[1]		740,000	708,411
8.50% Sr. Unsec. Nts., 1/31/47[1]		3,570,000	3,593,594
Series 3YR, 16.00% Unsec. Nts., 12/12/20	EGP	72,000,000	3,806,642

			20,968,598

Gabon—0.1%
Gabonese Republic, 6.375% Bonds, 12/12/24[1]		4,105,000	3,895,234

Ghana—0.3%
Republic of Ghana:
7.625% Sr. Unsec. Nts., 5/16/29[1]		7,310,000	7,344,415
8.627% Sr. Unsec. Nts., 6/16/49[1]		3,655,000	3,673,275

			11,017,690

Greece—1.8%
Hellenic Republic:
Bonds, 10/15/42[8]	EUR	76,770,000	295,478
3.90% Bonds, 1/30/33[9]	EUR	44,682,000	47,478,467
4.00% Bonds, 1/30/37[9]	EUR	18,260,000	18,548,556

			66,322,501

Honduras—0.1%
Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[1]		1,175,000	1,211,836
8.75% Sr. Unsec. Nts., 12/16/20[1]		1,050,000	1,150,853

			2,362,689

Hungary—0.2%
Hungary:
Series 25/B, 5.50% Bonds, 6/24/25	HUF	489,160,000	2,020,459

26 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Hungary (Continued)
Hungary: (Continued)
Series 27/A, 3.00% Bonds, 10/27/27	HUF	1,050,000,000	$3,619,079

			5,639,538

India—1.3%
Republic of India:
7.59% Sr. Unsec. Nts., 1/11/26	INR	1,400,000,000	18,769,270
8.20% Sr. Unsec. Nts., 2/15/22	INR	1,400,000,000	19,422,726
8.20% Sr. Unsec. Nts., 9/24/25	INR	734,400,000	10,184,514

			48,376,510

Indonesia—1.1%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[1]		1,330,000	1,334,988
4.55% Sr. Unsec. Nts., 3/29/26[1]		2,005,000	1,999,988
Republic of Indonesia:
3.85% Sr. Unsec. Nts., 7/18/27[1]		2,265,000	2,162,160
4.125% Sr. Unsec. Nts., 1/15/25[1]		1,260,000	1,242,448
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	260,905,000,000	17,771,392
Series FR74, 7.50% Sr. Unsec. Nts., 8/15/32	IDR	287,520,000,000	17,905,483

			42,416,459

Iraq—0.1%
Republic of Iraq:
5.80% Unsec. Nts., 1/15/28[1]		1,520,000	1,444,539
6.752% Sr. Unsec. Nts., 3/9/23[1]		2,115,000	2,118,934

			3,563,473

Ivory Coast—0.0%
Republic of Cote d’Ivoire, 6.625% Sr. Unsec. Nts., 3/22/48[1]	EUR	927,000	1,009,380

Kenya—0.0%
Republic of Kenya, 8.25% Sr. Unsec. Nts., 2/28/48[1]		1,220,000	1,181,338

Mexico—1.3%
United Mexican States:
3.75% Sr. Unsec. Nts., 1/11/28		2,385,000	2,275,886
Series M, 5.75% Bonds, 3/5/26	MXN	172,455,000	8,137,104
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	740,000,000	39,958,972

			50,371,962

Mongolia—0.1%
Mongolia, 5.625% Sr. Unsec. Nts., 5/1/23[1]		3,605,000	3,509,262

Nigeria—0.2%
Federal Republic of Nigeria:
7.143% Sr. Unsec. Nts., 2/23/30[1]		5,340,000	5,232,399

27 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Nigeria (Continued)
Federal Republic of Nigeria: (Continued) 7.696% Sr. Unsec. Nts., 2/23/38[1]		$4,020,000	$3,950,132

			9,182,531

Oman—0.2%
Sultanate of Oman, 6.75% Sr. Unsec. Nts., 1/17/48[1]		8,080,000	7,887,866

Peru—0.4%
Republic of Peru:
5.70% Unsec. Nts., 8/12/24[1]	PEN	14,655,000	4,631,865
6.15% Sr. Unsec. Nts., 8/12/32[1,9]	PEN	11,630,000	3,600,027
6.35% Sr. Unsec. Nts., 8/12/28[1]	PEN	20,360,000	6,493,756

			14,725,648

Poland—0.3%
Republic of Poland:
Series 0422, 2.25% Bonds, 4/25/22	PLN	37,200,000	10,132,974
Series 0725, 3.25% Bonds, 7/25/25	PLN	10,000,000	2,765,059

			12,898,033

Russia—0.1%
Russian Federation, Series 6209, 7.60% Bonds, 7/20/22	RUB	189,415,000	2,859,531

Senegal—0.1%
Republic of Senegal:
6.25% Unsec. Nts., 5/23/33[1]		1,170,000	1,095,209
6.75% Sr. Unsec. Nts., 3/13/48[1]		2,075,000	1,860,652

			2,955,861

Serbia—0.1%
Republic of Serbia, 5.875% Unsec. Nts., 12/3/18[1]		4,600,000	4,621,970

South Africa—2.4%
Republic of South Africa:
4.30% Sr. Unsec. Nts., 10/12/28		19,860,000	17,853,882
5.375% Sr. Unsec. Nts., 7/24/44		1,740,000	1,562,348
5.65% Sr. Unsec. Nts., 9/27/47		1,475,000	1,349,153
Series 2023, 7.75% Bonds, 2/28/23	ZAR	62,500,000	4,319,146
Series 2030, 8.00% Bonds, 1/31/30	ZAR	185,000,000	11,832,282
Series 2037, 8.50% Bonds, 1/31/37	ZAR	264,900,000	16,684,958
Series 2048, 8.75% Bonds, 2/28/48	ZAR	30,000,000	1,886,540
Series R186, 10.50% Bonds, 12/21/26	ZAR	397,825,000	30,503,672
Series R214, 6.50% Bonds, 2/28/41	ZAR	60,000,000	2,956,381

			88,948,362

Sri Lanka—0.4%
Democratic Socialist Republic of Sri Lanka:
5.75% Sr. Unsec. Nts., 4/18/23[1]		3,610,000	3,521,378
5.875% Sr. Unsec. Nts., 7/25/22[1]		3,370,000	3,319,554

28 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Sri Lanka (Continued)
Democratic Socialist Republic of Sri Lanka: (Continued) 6.00% Sr. Unsec. Nts., 1/14/19[1]		$3,405,000	$3,412,181
6.25% Sr. Unsec. Nts., 10/4/20[1]		1,225,000	1,235,752
6.75% Sr. Unsec. Nts., 4/18/28[1]		2,520,000	2,444,214

			13,933,079

Thailand—0.5%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	176,600,000	5,395,698
2.125% Sr. Unsec. Nts., 12/17/26	THB	490,000,000	14,579,894

			19,975,592

Turkey—0.6%
Republic of Turkey:
8.80% Bonds, 11/14/18	TRY	30,930,000	5,025,081
10.60% Bonds, 2/11/26	TRY	14,000,000	1,591,357
10.70% Bonds, 2/17/21	TRY	54,955,000	6,938,694
11.00% Bonds, 2/24/27	TRY	12,630,000	1,464,930
12.40% Bonds, 3/8/28	TRY	43,500,000	5,636,526

			20,656,588

Ukraine—0.6%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/20[9]		2,210,000	2,232,100
7.75% Sr. Unsec. Nts., 9/1/23[9]		5,190,000	5,107,609
7.75% Sr. Unsec. Nts., 9/1/24[9]		3,325,000	3,234,131
7.75% Sr. Unsec. Nts., 9/1/25[9]		2,200,000	2,099,779
7.75% Sr. Unsec. Nts., 9/1/26[9]		7,435,000	7,011,800
7.75% Sr. Unsec. Nts., 9/1/27[9]		4,080,000	3,805,016

			23,490,435

Uruguay—0.2%
Oriental Republic of Uruguay:
5.10% Sr. Unsec. Nts., 6/18/50		6,670,000	6,828,412
9.875% Sr. Unsec. Nts., 6/20/22[1]	UYU	36,445,000	1,090,475

			7,918,887

Total Foreign Government Obligations (Cost $721,404,581)			658,954,996

Corporate Loans—0.4%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.826% [LIBOR12+275], 8/25/21[2]		696,474	697,995
Aleris International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.992% 2/27/23[8]		1,401,488	1,429,083
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.742% [LIBOR12+450], 4/6/24[2]		1,496,250	1,504,203
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 8.827% [LIBOR4+675], 1/30/19[2,10]		2,135,000	1,609,427

29 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Corporate Loans (Continued)
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.569% [LIBOR4+425], 6/23/23[2]	$755,000	$695,340
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7.886% [LIBOR4+550], 9/30/22[2]	696,447	681,125
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 9.327% [LIBOR12+725], 10/17/22[2]	3,744,127	3,442,930
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.33% [LIBOR12+325], 10/25/20[2]	2,795,213	2,602,735
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.09% [LIBOR12+300], 3/11/22[2]	703,183	615,524
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 6.06% [LIBOR12+400], 3/29/21[2]	663,232	635,874

Total Corporate Loans (Cost $13,987,697)		13,914,236

Corporate Bonds and Notes—40.1%
Consumer Discretionary—5.9%
Auto Components—0.2%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25	2,905,000	2,903,838
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[6]	630,000	621,337
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	1,785,000	1,823,467
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	1,310,000	1,236,640
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]	875,000	912,835
Tenneco, Inc., 5.00% Sr. Unsec. Nts., 7/15/26	810,000	721,913

		8,220,030

Automobiles—0.1%
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[1]	1,750,000	1,443,400
Williams Scotsman International, Inc., 6.875% Sr. Sec. Nts., 8/15/23[1]	1,395,000	1,388,025

		2,831,425

Distributors—0.0%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	989,000	995,686

Diversified Consumer Services—0.1%
Cengage Learning, Inc., 9.50% Sr. Unsec. Nts., 6/15/24[1]	345,000	298,856
KCA Deutag UK Finance plc, 9.625% Sr. Sec. Nts., 4/1/23[1]	705,000	694,425
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	1,280,000	1,228,800

		2,222,081

Entertainment—0.3%
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	1,785,000	1,714,939

30 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Entertainment (Continued)
AMC Entertainment Holdings, Inc.: (Continued) 5.875% Sr. Sub. Nts., 11/15/26	$1,825,000	$1,752,000
6.125% Sr. Sub. Nts., 5/15/27	1,440,000	1,387,080
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	1,260,000	1,245,825
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24[1]	3,080,000	3,172,400
Live Nation Entertainment, Inc., 5.625% Sr. Unsec. Nts., 3/15/26[1]	1,400,000	1,417,500
Netflix, Inc., 5.875% Sr. Unsec. Nts., 11/15/281	700,000	703,024
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	1,780,000	1,771,100

		13,163,868

Hotels, Restaurants & Leisure—1.8%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	2,150,000	2,046,005
5.00% Sec. Nts., 10/15/25[1]	3,555,000	3,412,836
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	1,890,000	1,856,925
5.00% Sr. Unsec. Nts., 2/1/28[1]	2,115,000	2,077,987
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26	1,745,000	1,766,812
6.375% Sr. Unsec. Nts., 4/1/26	560,000	577,920
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1]	2,075,000	1,981,625
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	1,880,000	1,710,800
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[6]	840,000	863,100
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	1,360,000	1,382,100
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	1,070,000	1,128,850
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[1]	3,430,000	3,487,898
8.75% Sr. Sub. Nts., 10/1/25[1]	2,860,000	3,005,231
Hilton Domestic Operating Co., Inc.:
4.25% Sr. Unsec. Nts., 9/1/24	1,135,000	1,101,290
5.125% Sr. Unsec. Nts., 5/1/26[1]	1,400,000	1,398,250
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24	1,735,000	1,784,881
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	2,870,000	2,984,800
IRB Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/26[1]	705,000	692,662
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	925,000	891,469
5.25% Sr. Unsec. Nts., 6/1/26[1]	2,515,000	2,516,886
Marriott Ownership Resorts, Inc., 6.50% Sr. Unsec. Nts., 9/15/26[1]	695,000	715,086
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[1]	3,050,000	2,893,749
MGM Growth Properties Operating Partnership LP/MGP
Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	2,245,000	2,309,544

31 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
MGM Resorts International:
5.75% Sr. Unsec. Nts., 6/15/25	$1,245,000	$1,253,715
6.00% Sr. Unsec. Nts., 3/15/23	2,175,000	2,256,563
6.625% Sr. Unsec. Nts., 12/15/21	1,080,000	1,146,960
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	1,755,000	1,726,481
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	1,765,000	1,707,108
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	2,285,000	2,210,738
Premier Cruises Ltd., 11.00% Sr. Unsec. Nts., 3/15/08[1,7,10]	14,750,000	—
Sands China Ltd., 5.125% Sr. Unsec. Nts., 8/8/25[1]	1,230,000	1,228,765
Scientific Games International, Inc.:
5.00% Sr. Sec. Nts., 10/15/25[1]	3,105,000	2,957,513
10.00% Sr. Unsec. Nts., 12/1/22	3,518,000	3,740,760
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	1,455,000	1,428,810
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	690,000	653,568
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	970,000	948,951
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% Sr. Unsec. Nts., 5/15/27[1]	1,075,000	999,750
5.50% Sr. Unsec. Nts., 3/1/25[1]	700,000	678,125
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	355,000	335,081
5.50% Sr. Unsec. Nts., 10/1/27[1]	355,000	333,256

		66,192,850

Household Durables—0.7%
Arcelik AS, 5.00% Sr. Unsec. Nts., 4/3/23[1]	1,260,000	1,151,271
AV Homes, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	2,925,000	3,024,304
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27	2,485,000	2,124,675
6.75% Sr. Unsec. Nts., 3/15/25	4,170,000	3,877,266
7.25% Sr. Unsec. Nts., 2/1/23	119,000	117,810
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	1,535,000	1,657,800
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	220,000	215,974
4.75% Sr. Unsec. Nts., 5/30/25	2,135,000	2,089,631
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	2,135,000	2,017,575
MDC Holdings, Inc., 6.00% Sr. Unsec. Nts., 1/15/43	2,130,000	1,826,475
PulteGroup, Inc.:
5.00% Sr. Unsec. Nts., 1/15/27	1,035,000	984,544
5.50% Sr. Unsec. Nts., 3/1/26	1,705,000	1,702,869
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[6]	2,075,000	2,100,937
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	480,000	477,600
4.875% Sr. Unsec. Nts., 3/15/27	355,000	340,800

32 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Household Durables (Continued)
William Lyon Homes, Inc.:
5.875% Sr. Unsec. Nts., 1/31/25	$2,891,000	$2,699,471
6.00% Sr. Unsec. Nts., 9/1/23	1,405,000	1,362,850

		27,771,852

Media—1.9%
Altice Financing SA:
6.625% Sr. Sec. Nts., 2/15/23[1]	525,000	530,250
7.50% Sr. Sec. Nts., 5/15/26[1]	1,225,000	1,197,437
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	1,905,000	1,940,719
Altice France SA:
7.375% Sr. Sec. Nts., 5/1/26[1]	1,470,000	1,477,056
8.125% Sr. Sec. Nts., 2/1/27[1]	1,395,000	1,436,850
Altice Luxembourg SA, 7.75% Sr. Unsec. Nts., 5/15/22[1]	525,000	512,925
Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[1]	525,000	524,737
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	1,425,000	1,370,950
5.00% Sr. Unsec. Nts., 4/1/24	700,000	691,250
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	3,338,000	3,596,695
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	1,250,000	1,287,500
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	710,000	681,458
5.00% Sr. Unsec. Nts., 2/1/28[1]	1,890,000	1,781,136
5.125% Sr. Unsec. Nts., 5/1/27[1]	2,881,000	2,738,707
5.375% Sr. Unsec. Nts., 5/1/25[1]	530,000	527,350
5.75% Sr. Unsec. Nts., 2/15/26[1]	3,250,000	3,270,312
5.875% Sr. Unsec. Nts., 4/1/24[1]	650,000	665,438
5.875% Sr. Unsec. Nts., 5/1/27[1]	530,000	526,687
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[1]	710,000	736,412
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	3,115,000	3,194,028
Series B, 7.625% Sr. Sub. Nts., 3/15/20	3,575,000	3,597,344
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	1,805,000	1,768,900
5.50% Sr. Unsec. Nts., 4/15/27[1]	1,880,000	1,833,714
10.875% Sr. Unsec. Nts., 10/15/25[1]	1,770,000	2,059,838
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	5,025,000	4,535,062
7.75% Sr. Unsec. Nts., 7/1/26	715,000	680,144
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	1,770,000	1,714,687
5.875% Sr. Unsec. Nts., 7/15/26[1]	3,230,000	3,209,812
iHeartCommunications, Inc., 9.00% Sr. Sec. Nts., 12/15/19	4,005,000	3,033,787
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	705,000	630,975
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26[1]	640,000	657,600
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	2,465,000	2,418,781
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	2,120,000	1,897,400
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	1,550,000	1,532,408

33 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Media (Continued)
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	$1,580,000	$1,603,700
Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	710,000	659,413
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	1,590,000	1,631,738
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	735,000	705,600
5.125% Sr. Sec. Nts., 2/15/25[1]	3,255,000	3,051,563
UPCB Finance IV Ltd., 5.375% Sr. Sec. Nts., 1/15/25[1]	350,000	350,441
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[1]	2,095,000	2,079,288
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	3,680,000	3,461,960

		71,802,052

Multiline Retail—0.1%
JC Penney Corp., Inc.:
5.875% Sr. Sec. Nts., 7/1/23[1]	1,130,000	1,000,050
7.40% Sr. Unsec. Nts., 4/1/37	710,000	287,550
8.625% Sec. Nts., 3/15/25[1]	2,060,000	1,390,500
Neiman Marcus Group Ltd. LLC, 8.00% Sr. Unsec. Nts., 10/15/21[1]	700,000	463,312

		3,141,412

Specialty Retail—0.6%
Claire’s Stores, Inc., 9.00% Sr. Sec. Nts., 3/15/19[6,10]	1,060,000	662,500
Freedom Mortgage Corp.:
8.125% Sr. Unsec. Nts., 11/15/24[1]	1,065,000	1,038,375
8.25% Sr. Unsec. Nts., 4/15/25[1]	2,100,000	2,047,500
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	1,810,000	1,812,262
6.75% Sr. Unsec. Nts., 3/15/21[1]	2,940,000	3,017,910
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	705,000	607,393
6.875% Sr. Unsec. Nts., 11/1/35	5,570,000	4,734,500
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	1,425,000	1,368,000
Party City Holdings, Inc., 6.625% Sr. Unsec. Nts., 8/1/26[1]	1,395,000	1,415,925
PetSmart, Inc., 5.875% Sr. Sec. Nts., 6/1/25[1]	1,050,000	865,925
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	1,800,000	1,692,000
Staples, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	4,975,000	4,695,156

		23,957,446

Textiles, Apparel & Luxury Goods—0.1%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	945,000	923,147
4.875% Sr. Unsec. Nts., 5/15/26[1]	1,460,000	1,403,425

		2,326,572

Consumer Staples—1.2%
Beverages—0.0%
Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[1]	1,100,000	1,037,043

34 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Food & Staples Retailing—0.5%
Albertsons Cos. LLC/Safeway, Inc./New Albertson LP/ Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	$2,190,000	$2,116,087
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	1,910,000	1,432,500
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	1,709,000	1,738,908
New Albertsons LP, 7.45% Sr. Unsec. Nts., 8/1/29	2,195,000	1,821,850
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	1,260,000	1,253,700
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	3,345,000	3,014,681
Simmons Foods, Inc.:
5.75% Sec. Nts., 11/1/24[1]	4,970,000	3,833,113
7.75% Sr. Sec. Nts., 1/15/24[1]	700,000	728,000
SUPERVALU, Inc., 7.75% Sr. Unsec. Nts., 11/15/22	1,620,000	1,690,875

		17,629,714

Food Products—0.5%
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	720,000	691,963
BRF SA, 3.95% Sr. Unsec. Nts., 5/22/23[1]	1,265,000	1,151,150
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	2,405,000	2,269,117
JBS USA LUX SA/JBS USA Finance, Inc.:
5.75% Sr. Unsec. Nts., 6/15/25[1]	3,775,000	3,690,062
6.75% Sr. Unsec. Nts., 2/15/28[1]	3,525,000	3,507,375
MARB BondCo plc, 6.875% Sr. Unsec. Nts., 1/19/25[1]	1,235,000	1,152,409
MHP Lux SA, 6.95% Sr. Unsec. Nts., 4/3/26[1]	1,210,000	1,132,379
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[1]	1,260,000	1,185,975
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	2,130,000	2,060,775
5.875% Sr. Unsec. Nts., 9/30/27[1]	710,000	674,500
Post Holdings, Inc.:
5.00% Sr. Unsec. Nts., 8/15/26[1]	655,000	621,792
5.75% Sr. Unsec. Nts., 3/1/27[1]	2,135,000	2,105,644

		20,243,141

Household Products—0.1%
Kronos Acquisition Holdings, Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	1,800,000	1,701,000
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	695,000	712,375

		2,413,375

Personal Products—0.1%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	2,225,000	2,305,656

Energy—6.5%
Energy Equipment & Services—1.5%
Basic Energy Services, Inc., 10.75% Sr. Sec. Nts., 10/15/23[1,5]	690,000	705,525
Bristow Group, Inc.:
6.25% Sr. Unsec. Nts., 10/15/22	330,000	242,550
8.75% Sr. Sec. Nts., 3/1/23[1]	1,000,000	980,000
Calfrac Holdings LP, 8.50% Sr. Unsec. Nts., 6/15/26[1]	2,770,000	2,596,875
CGG Holding US, Inc., 9.00% Sr. Sec. Nts., 5/1/23[1]	350,000	366,187

35 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Energy Equipment & Services (Continued)
Ensco plc:
5.20% Sr. Unsec. Nts., 3/15/25	$1,960,000	$1,712,550
7.75% Sr. Unsec. Nts., 2/1/26	355,000	353,669
Eterna Capital Pte Ltd.:
7.50% Sr. Sec. Nts., 12/11/22[9,11]	2,188,789	2,178,818
8.00% Sr. Sec. Nts., 12/11/22[11]	7,209,360	6,976,548
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25	720,000	754,200
Hi-Crush Partners LP, 9.50% Sr. Unsec. Nts., 8/1/26[1]	1,045,000	975,769
KCA Deutag UK Finance plc, 7.25% Sr. Sec. Nts., 5/15/21[1]	275,000	260,562
McDermott Technology Americas, Inc./McDermott Technology US, Inc., 10.625% Sr. Unsec. Nts., 5/1/24[1]	1,055,000	1,131,487
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25[1]	1,255,000	1,205,903
Noble Holding International Ltd., 7.875% Sr. Unsec. Nts., 2/1/26[1]	1,410,000	1,468,162
Parker Drilling Co.:
6.75% Sr. Unsec. Nts., 7/15/22	1,565,000	1,232,438
7.50% Sr. Unsec. Nts., 8/1/20	350,000	315,000
Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[1]	16,750,000	16,566,705
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	3,990,000	3,511,200
Precision Drilling Corp., 7.125% Sr. Unsec. Nts., 1/15/26[1]	635,000	654,050
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	1,335,000	1,338,338
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24	1,030,000	1,054,463
Shelf Drilling Holdings Ltd., 8.25% Sr. Unsec. Nts., 2/15/25[1]	705,000	728,794
Tervita Escrow Corp., 7.625% Sec. Nts., 12/1/21[1]	700,000	725,375
Transocean Pontus Ltd., 6.125% Sr. Sec. Nts., 8/1/25[1]	700,000	713,118
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	710,000	734,850
9.00% Sr. Unsec. Nts., 7/15/23[1]	3,000,000	3,270,000
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	1,085,000	1,079,575
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	345,000	346,725
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24	3,076,000	3,022,170

		57,201,606

Oil, Gas & Consumable Fuels—5.0%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24	715,000	682,825
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	2,380,000	2,343,110
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	1,140,000	1,291,050
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	1,270,000	1,219,200
Berry Petroleum Co. LLC, 7.00% Sr. Unsec. Nts., 2/15/26[1]	355,000	369,200
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625% Sr. Unsec. Nts., 7/15/26[1]	1,400,000	1,433,250
California Resources Corp., 8.00% Sec. Nts., 12/15/22[1]	1,803,000	1,724,119

36 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	$955,000	$955,000
7.625% Sr. Unsec. Nts., 1/15/22	1,510,000	1,521,325
Centennial Resource Production LLC, 5.375% Sr. Unsec. Nts., 1/15/26[1]	1,035,000	1,032,412
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	1,430,000	1,438,937
7.00% Sr. Sec. Nts., 6/30/24	2,375,000	2,606,562
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	1,360,000	1,398,420
7.00% Sr. Unsec. Nts., 10/1/24	2,075,000	2,077,594
7.50% Sr. Unsec. Nts., 10/1/26	1,385,000	1,386,731
8.00% Sec. Nts., 12/15/22[1]	665,000	698,250
8.00% Sr. Unsec. Nts., 1/15/25	895,000	925,877
8.00% Sr. Unsec. Nts., 6/15/27	1,060,000	1,083,320
Citadel LP, 5.375% Sr. Unsec. Nts., 1/17/23[1]	700,000	701,998
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	195,000	195,487
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.00% Sec. Nts., 11/1/21	1,125,000	1,136,239
CNX Resources Corp., 5.875% Sr. Unsec. Nts., 4/15/22	495,000	496,881
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/1/25	400,000	410,000
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	2,825,000	2,772,031
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	2,750,000	2,805,000
DCP Midstream Operating LP, 2.70% Sr. Unsec. Nts., 4/1/19	625,000	625,000
Denbury Resources, Inc.:
9.00% Sec. Nts., 5/15/21[1]	1,560,000	1,694,550
9.25% Sec. Nts., 3/31/22[1]	1,567,000	1,698,236
Endeavor Energy Resources LP/EER Finance, Inc.:
5.50% Sr. Unsec. Nts., 1/30/26[1]	520,000	522,600
5.75% Sr. Unsec. Nts., 1/30/28[1]	700,000	702,625
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	1,445,000	1,524,475
7.50% Sr. Sec. Nts., 10/15/20	710,000	762,007
Energy Transfer Partners LP, 6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[2,12]	1,752,000	1,680,825
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	2,705,000	2,807,844
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Sec. Nts., 5/15/26[1]	1,050,000	1,078,875
8.00% Sr. Sec. Nts., 11/29/24[1]	700,000	708,750
8.00% Sec. Nts., 2/15/25[1]	4,185,000	3,222,450
9.375% Sec. Nts., 5/1/24[1]	4,039,000	3,352,370
Extraction Oil & Gas, Inc., 7.375% Sr. Unsec. Nts., 5/15/24[1]	710,000	704,675
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	520,000	462,800
Frontera Energy Corp., 9.70% Sr. Unsec. Nts., 6/25/23[1]	1,190,000	1,252,475

37 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00% Sr. Unsec. Nts., 5/15/23	$1,525,000	$1,511,656
6.25% Sr. Unsec. Nts., 5/15/26	2,515,000	2,401,825
6.50% Sr. Unsec. Nts., 10/1/25	2,135,000	2,094,969
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	705,000	690,900
6.375% Sr. Unsec. Nts., 5/15/25	700,000	691,250
Halcon Resources Corp., 6.75% Sr. Unsec. Nts., 2/15/25	1,425,000	1,375,125
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	700,000	710,500
HighPoint Operating Corp., 8.75% Sr. Unsec. Nts., 6/15/25	479,000	505,345
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75% Sr. Unsec. Nts., 10/1/25[1]	315,000	317,756
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	710,000	729,525
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]	1,005,000	977,362
Indika Energy Capital III Pte Ltd., 5.875% Sr. Sec. Nts., 11/9/24[1]	1,935,000	1,823,898
Jones Energy Holdings LLC/Jones Energy Finance Corp.:
6.75% Sr. Unsec. Nts., 4/1/22	2,067,000	1,219,530
9.25% Sr. Sec. Nts., 3/15/23[1]	1,055,000	1,089,287
KazMunayGas National Co. JSC:
4.75% Sr. Unsec. Nts., 4/24/25[1]	2,605,000	2,639,060
5.375% Sr. Unsec. Nts., 4/24/30[1]	4,780,000	4,872,254
6.375% Sr. Unsec. Nts., 10/24/48[1]	4,295,000	4,520,831
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[1]	2,855,000	2,728,692
Laredo Petroleum, Inc., 6.25% Sr. Unsec. Nts., 3/15/23	315,000	316,575
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[6]	580,000	578,550
Medco Platinum Road Pte Ltd., 6.75% Sr. Sec. Nts., 1/30/25[1]	5,290,000	5,014,084
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]	1,435,000	1,427,825
7.00% Sr. Unsec. Nts., 3/31/24[1]	1,545,000	1,413,675
Moss Creek Resources Holdings, Inc., 7.50% Sr. Unsec. Nts., 1/15/26[1]	1,460,000	1,465,475
Murphy Oil Corp., 6.875% Sr. Unsec. Nts., 8/15/24	975,000	1,034,447
Murray Energy Corp., 12.00% Sec. Nts., 4/15/24[1,11]	6,423,000	4,335,525
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	730,000	772,887
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25	3,595,000	3,388,287
7.50% Sr. Unsec. Nts., 11/1/23	905,000	914,050
Northern Oil & Gas, Inc., 9.50% Sec. Nts., 5/15/23[1,5,11]	345,000	364,838
NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27	640,000	635,200
Oasis Petroleum, Inc.:
6.25% Sr. Unsec. Nts., 5/1/26[1]	700,000	715,400
6.875% Sr. Unsec. Nts., 1/15/23	745,000	758,969
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]	700,000	703,500

38 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Parsley Energy LLC/Parsley Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]		$1,065,000	$1,070,325
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Sec. Nts., 11/15/23		1,685,000	1,760,825
7.25% Sr. Unsec. Nts., 6/15/25		1,055,000	1,110,388
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23		1,025,000	1,051,906
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26		1,420,000	1,354,325
Peabody Energy Corp.:
6.375% Sr. Sec. Nts., 3/31/25[1]		700,000	714,000
10.00% Sr. Sec. Nts., 3/15/22[7,10,13]		5,950,000	6
Petrobras Global Finance BV:
5.299% Sr. Unsec. Nts., 1/27/25		3,670,000	3,436,955
5.75% Sr. Unsec. Nts., 2/1/29		3,750,000	3,357,188
6.85% Sr. Unsec. Nts., 6/5/15		1,235,000	1,062,100
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24[9]	EUR	1,220,000	1,462,570
3.75% Sr. Unsec. Nts., 4/16/26[9]	EUR	2,340,000	2,725,364
6.75% Sr. Unsec. Nts., 9/21/47		1,830,000	1,750,743
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]		2,600,000	2,202,725
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26		1,780,000	1,708,800
Reliance Industries Ltd.:
6.78% Unsec. Nts., 9/16/20	INR	180,000,000	2,418,369
7.00% Unsec. Nts., 8/31/22	INR	540,000,000	7,093,346
Repsol International Finance BV, 4.50% [EUSA10+420] Jr. Sub. Nts., 3/25/75[2,9]	EUR	3,590,000	4,478,677
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20		5,115,000	5,127,788
Rio Oil Finance Trust Series 2018-1, 8.20% Sr. Sec. Nts., 4/6/28[1]		1,875,000	1,921,875
Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[1]		1,555,000	1,454,345
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		4,270,000	2,476,600
7.25% Sr. Sec. Nts., 2/15/23[1]		705,000	697,069
7.75% Sr. Unsec. Nts., 6/15/21		1,895,000	1,335,975
SemGroup Corp./Rose Rock Finance Corp.:
5.625% Sr. Unsec. Nts., 7/15/22		315,000	314,213
5.625% Sr. Unsec. Nts., 11/15/23		1,610,000	1,569,750
SM Energy Co.:
6.625% Sr. Unsec. Nts., 1/15/27		695,000	719,325
6.75% Sr. Unsec. Nts., 9/15/26		320,000	334,000
Southern Gas Corridor CJSC, 6.875% Sr. Unsec. Nts., 3/24/26[1]		2,460,000	2,739,574
Southwestern Energy Co.:
6.20% Sr. Unsec. Nts., 1/23/25		525,000	522,703
7.50% Sr. Unsec. Nts., 4/1/26		710,000	747,275
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25		670,000	633,150
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25		1,645,000	1,591,538

39 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23[1]	$885,000	$878,363
5.50% Sr. Unsec. Nts., 2/15/26[1]	470,000	455,195
5.875% Sr. Unsec. Nts., 3/15/28[1]	1,062,000	1,022,175
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]	1,510,000	1,545,863
5.50% Sr. Unsec. Nts., 1/15/28[1]	1,405,000	1,420,806
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.00% Sr. Unsec. Nts., 1/15/28[1]	2,135,000	2,085,895
5.875% Sr. Unsec. Nts., 4/15/26[1]	1,400,000	1,450,750
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/221	1,215,000	1,255,350
TransMontaigne Partners LP/TLP Finance Corp., 6.125% Sr. Unsec. Nts., 2/15/26	355,000	336,363
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]	1,080,000	518,400
7.125% Sr. Unsec. Nts., 4/15/25[1]	685,000	280,850
USA Compression Partners LP/USA Compression Finance Corp., 6.875% Sr. Unsec. Nts., 4/1/26[1]	1,050,000	1,088,063
Whiting Petroleum Corp., 6.625% Sr. Unsec. Nts., 1/15/26	1,405,000	1,466,469
WildHorse Resource Development Corp., 6.875% Sr. Unsec. Nts., 2/1/25	700,000	726,250
WPX Energy, Inc.:
5.75% Sr. Unsec. Nts., 6/1/26	700,000	711,375
8.25% Sr. Unsec. Nts., 8/1/23	1,045,000	1,191,300
YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[1]	2,000,000	1,957,520

		189,579,206

Financials—11.9%
Capital Markets—1.5%
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[2,12]	3,448,000	3,335,940
Credit Suisse Group AG:
7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[2,9,12]	3,225,000	3,309,656
7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[2,9,12]	10,720,000	11,309,386
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	660,000	679,800
10.75% Sr. Unsec. Nts., 9/1/24[6]	1,505,000	1,482,425
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,12]	3,227,000	3,307,675
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25[1]	690,000	677,925
Financial & Risk US Holdings, Inc.:
6.25% Sr. Sec. Nts., 5/15/26[1,5]	690,000	690,431
8.25% Sr. Unsec. Nts., 11/15/26[1,5]	690,000	687,544
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	4,335,000	4,161,600
Goldman Sachs Group, Inc. (The):
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[2,12]	1,764,000	1,664,775
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[2,12]	1,670,000	1,705,487

40 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Capital Markets (Continued)
Huarong Finance 2017 Co. Ltd., 4.25% Sr. Unsec. Nts., 11/7/27[9]		$2,470,000	$2,264,634
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25		1,305,000	1,313,156
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,12]		3,252,000	2,975,580
MSCI, Inc., 5.375% Sr. Unsec. Nts., 5/15/27[1]		700,000	715,750
Pisces Midco, Inc., 8.00% Sec. Nts., 4/15/26[1]		350,000	353,500
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]		2,302,000	2,467,744
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]		1,090,000	1,090,000
State Street Corp., 5.625% [US0003M+253.9] Jr. Sub. Perpetual Bonds[2,12]		1,479,000	1,488,244
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]		2,125,000	2,071,875
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]		965,000	945,700
5.00% Sr. Unsec. Nts., 1/31/28[1]		290,000	270,788
Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]		2,125,000	2,018,750
UBS Group Funding Switzerland AG, 7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[2,9,12]		3,120,000	3,278,870

			54,267,235

Commercial Banks—5.6%
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7,10]		1,186,225	—
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,12]		305,000	316,437
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[2,9]	EUR	10,761,000	10,178,048
Banco Bilbao Vizcaya Argentaria SA:
5.875% [EUSA5+566] Jr. Sub. Perpetual Bonds[2,9,12,14]	EUR	5,310,000	6,127,266
6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[2,12]		3,315,000	2,987,644
6.75% [EUSA5+660.4] Jr. Sub. Perpetual Bonds[2,9,12]	EUR	3,550,000	4,295,013
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[2,9,12]	EUR	7,140,000	9,284,684
Banco do Brasil SA (Cayman), 3.875% Sr. Unsec. Nts., 10/10/22		5,455,000	5,131,791
Banco Mercantil del Norte SA (Grand Cayman), 7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,12]		969,000	983,535
Banco Santander SA:
6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[2,9,12]		3,315,000	3,294,835
6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds[2,9,12]	EUR	10,765,000	13,498,099
Bank of America Corp., 6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[2,12]		3,792,000	4,095,360
Barclays plc:
6.50% [EUSA5+587.5] Jr. Sub. Perpetual Bonds[2,12]	EUR	4,695,000	5,628,291
7.75% [USSW5+484.2] Jr. Sub. Perpetual Bonds[2,12]		2,860,000	2,874,300
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[2,9,12]		3,140,000	3,254,689

41 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Commercial Banks (Continued)
Barclays plc: (Continued) 8.00% [EUSA5+675] Jr. Sub. Perpetual Bonds[2,12]	EUR	7,175,000	$9,198,917
BBVA Bancomer SA, 5.35% [H15T5Y+300] Sub. Nts., 11/12/29[1,2]		2,155,000	2,074,187
BNP Paribas SA:
6.75% [USSW5+491.6] Jr. Sub. Perpetual Bonds[1,2,12]		7,175,000	7,264,687
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,12]		3,110,000	3,273,275
Caixa Geral de Depositos SA, 5.75% [EUSA5+550] Sub. Nts., 6/28/28[2,9]	EUR	3,545,000	4,342,915
CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[2,9,12]	EUR	3,545,000	4,454,025
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21		1,150,000	1,156,612
5.00% Sr. Unsec. Nts., 8/15/22		350,000	358,575
5.25% Sr. Unsec. Nts., 3/7/25		690,000	705,525
5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[2,12]		3,352,000	3,310,100
Citigroup, Inc., 6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[2,12]		2,453,000	2,558,786
Citizens Financial Group, Inc., 6.00% [US0003M+300.3] Jr. Sub. Perpetual Bonds[2,12]		1,610,000	1,646,225
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,12]		4,390,000	4,839,914
Fidelity Bank plc, 10.50% Sr. Unsec. Nts., 10/16/22[1]		1,400,000	1,433,390
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[2,12]		860,000	844,950
HSBC Holdings plc:
5.25% [EUSA5+438.3] Jr. Sub. Perpetual Bonds[2,9,12]	EUR	9,955,000	12,224,863
6.375% [USISDA05+370.5] Jr. Sub. Perpetual Bonds[2,12]		3,210,000	3,190,868
Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub. Perpetual Bonds[2,12]		1,715,000	1,703,209
IDBI Bank Ltd. (GIFT-IFC), 5.00% Sr. Unsec. Nts., 9/25/19[9]		1,040,000	1,045,242
Inter-American Development Bank, 24.539% Sr. Unsec. Nts., 9/28/20	TRY	20,200,000	2,116,004
JPMorgan Chase & Co.:
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[2,12]		3,124,000	3,257,176
5.809% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[2,12]		4,020,000	4,042,110
KBC Group NV, 5.625% [EUSA5+475.9] Jr. Sub. Perpetual Bonds[2,9,12]	EUR	5,355,000	6,308,328
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]		2,155,000	2,239,853
Lloyds Bank plc, 7.50% Sr. Unsec. Nts., 4/2/32[8,9]		7,175,000	5,553,802
Lloyds Banking Group plc, 6.375% [EUSA5+529] Jr. Sub. Perpetual Bonds[2,9,12]	EUR	7,175,000	8,826,992
Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr. Sub. Perpetual Bonds[2,12]		6,685,000	6,860,481
Societe Generale SA:
6.75% [EUSA5+553.8] Jr. Sub. Perpetual Bonds[2,9,12]	EUR	3,550,000	4,451,672
7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,12]		13,905,000	14,374,294

42 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Commercial Banks (Continued)
SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[2,12]		$2,546,000	$2,520,540
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[2,12]		1,780,000	1,689,888
Swiss Insured Brazil Power Finance Sarl, 9.85% Sr. Sec. Nts., 7/16/32	BRL	12,250,000	2,813,355
UBS Group Funding Switzerland AG, 5.00% [USSW5+243.2] Jr. Sub. Perpetual Bonds[2,9,12]		1,095,000	970,477
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[2,12]		3,394,000	3,366,000
Wells Fargo & Co., 6.104% [US0003M+377] Jr. Sub. Perpetual Bonds, Series K2,12		686,000	696,077
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[1]		1,460,000	1,478,002

			209,141,308

Consumer Finance—1.4%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		1,545,000	1,529,550
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22		1,200,000	1,211,976
5.75% Sub. Nts., 11/20/25		3,370,000	3,492,162
8.00% Sr. Unsec. Nts., 11/1/31		1,140,000	1,386,525
American Express Co., 4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[2,12]		2,499,000	2,502,124
Discover Financial Services, 5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[2,12]		1,673,000	1,654,179
Enova International, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]		2,075,000	2,075,000
Minejesa Capital BV:
4.625% Sr. Sec. Nts., 8/10/30[1]		6,670,000	6,146,598
5.625% Sr. Sec. Nts., 8/10/37[1]		10,715,000	9,819,280
Navient Corp.:
5.50% Sr. Unsec. Nts., 1/15/19		1,060,000	1,066,625
5.875% Sr. Unsec. Nts., 10/25/24		1,973,000	1,935,967
6.50% Sr. Unsec. Nts., 6/15/22		1,425,000	1,482,000
6.625% Sr. Unsec. Nts., 7/26/21		1,475,000	1,541,375
6.75% Sr. Unsec. Nts., 6/25/25		1,865,000	1,881,319
6.75% Sr. Unsec. Nts., 6/15/26		1,050,000	1,042,125
Springleaf Finance Corp.:
5.625% Sr. Unsec. Nts., 3/15/23		2,125,000	2,122,344
6.125% Sr. Unsec. Nts., 5/15/22		2,150,000	2,221,487
6.875% Sr. Unsec. Nts., 3/15/25		1,390,000	1,392,780
7.125% Sr. Unsec. Nts., 3/15/26		2,080,000	2,080,000
8.25% Sr. Unsec. Nts., 12/15/20		1,465,000	1,598,681
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]		2,110,000	2,030,875
TMX Finance LLC/TitleMax Finance Corp., 11.125% Sr. Sec. Nts., 4/1/23[1]		1,395,000	1,400,231

			51,613,203

Diversified Financial Services—0.5%
Export-Import Bank of India, 7.35% Sr. Unsec. Nts., 5/18/22	INR	180,000,000	2,380,306

43 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Diversified Financial Services (Continued)
Fidelity & Guaranty Life Holdings, Inc., 5.50% Sr. Unsec. Nts., 5/1/25[1]		$985,000	$981,257
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[6,7]	MXN	20,232,960	99,332
Park Aerospace Holdings Ltd.:
5.25% Sr. Unsec. Nts., 8/15/22[1]		355,000	359,881
5.50% Sr. Unsec. Nts., 2/15/24[1]		1,380,000	1,416,225
Rural Electrification Corp. Ltd.:
7.24% Sr. Unsec. Nts., 10/21/21	INR	360,000,000	4,779,572
7.60% Sr. Unsec. Nts., 4/17/21	INR	350,000,000	4,786,024
8.36% Sr. Unsec. Nts., 9/22/20	INR	285,000,000	3,927,956
Voya Financial, Inc., 4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[1,2]		1,760,000	1,570,800

			20,301,353

Insurance—0.8%
AXA SA, 3.875% [EUSA11+325] Jr. Sub. Perpetual Bonds[2,9,12]	EUR	7,175,000	8,749,943
Credivalores-Crediservicios SAS:
9.75% Sr. Unsec. Nts., 7/27/22[1]		1,640,000	1,642,050
9.75% Sr. Unsec. Nts., 7/27/22[9,14]		350,000	350,437
Genworth Holdings, Inc.:
7.625% Sr. Unsec. Nts., 9/24/21		650,000	661,375
7.70% Sr. Unsec. Nts., 6/15/20		1,040,000	1,071,200
Hartford Financial Services Group, Inc. (The), 4.439% [US0003M+212.5] Jr. Sub. Nts., 2/12/47[2,6]		1,790,000	1,687,075
HUB International Ltd., 7.00% Sr. Unsec. Nts., 5/1/26[1]		700,000	702,667
Liberty Mutual Group, Inc., 5.239% [US0003M+290.5] Jr. Sub. Nts., 3/15/37[2,6]		775,000	757,562
Lincoln National Corp., 4.669% [US0003M+235.75] Jr. Sub. Nts., 5/17/66[2]		1,826,000	1,715,308
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[2,12]		1,678,000	1,704,009
Power Finance Corp. Ltd.:
7.27% Sr. Unsec. Nts., 12/22/21	INR	360,000,000	4,815,120
7.42% Sr. Unsec. Nts., 6/26/20	INR	215,000,000	2,928,802
7.50% Sr. Unsec. Nts., 8/16/21	INR	360,000,000	4,890,930

			31,676,478

Real Estate Investment Trusts (REITs)—0.8%
AHP Health Partners, Inc., 9.75% Sr. Unsec. Nts., 7/15/26[1]		700,000	733,250
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,10,15]	MXN	17,961,653	—
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27		1,865,000	1,872,758
5.875% Sr. Unsec. Nts., 1/15/26		2,315,000	2,387,344
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		1,040,000	1,081,340
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		2,515,000	2,381,705
Iron Mountain, Inc., 4.875% Sr. Unsec. Nts., 9/15/27[1]		1,055,000	971,919

44 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19		$749,000	$750,723
5.25% Sr. Unsec. Nts., 9/15/22		2,135,000	2,108,312
6.00% Sr. Unsec. Nts., 4/1/22		2,840,000	2,868,400
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		1,525,000	1,586,900
MPT Operating Partnership LP/MPT Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27		2,135,000	2,069,818
6.375% Sr. Unsec. Nts., 3/1/24		635,000	669,925
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		1,610,000	1,632,137
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22		1,750,000	1,725,938
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25		2,125,000	2,040,234
5.00% Sr. Unsec. Nts., 12/15/21		2,175,000	2,196,750
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]		2,535,000	2,538,169
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		1,950,000	1,872,000

			31,487,622

Real Estate Management & Development—0.7%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20[9]		6,610,000	6,920,511
CIFI Holdings Group Co. Ltd., 7.75% Sr. Unsec. Nts., 6/5/20[9]		3,915,000	3,968,698
Cleaver-Brooks, Inc., 7.875% Sr. Sec. Nts., 3/1/23[1]		1,065,000	1,091,625
Country Garden Holdings Co. Ltd., 7.50% Sr. Sec. Nts., 3/9/20[9]		3,915,000	3,994,592
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]		2,130,000	2,082,075
Hunt Cos., Inc., 6.25% Sr. Sec. Nts., 2/15/26[1]		2,115,000	1,977,525
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]		1,105,000	1,117,431
New Metro Global Ltd., 6.50% Sr. Unsec. Nts., 4/23/21[9]		1,230,000	1,204,243
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]		2,450,000	2,306,062
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]		1,890,000	1,854,563
Times China Holdings Ltd., 6.25% Sr. Sec. Nts., 1/23/20[9]		1,230,000	1,220,383

			27,737,708

Thrifts & Mortgage Finance—0.6%
Export-Import Bank of India, 8.00% Sr. Unsec. Nts., 5/27/21	INR	720,000,000	9,948,247
LIC Housing Finance Ltd., 7.45% Sr. Sec. Nts., 10/17/22	INR	180,000,000	2,392,304
Nationstar Mortgage Holdings, Inc., 8.125% Sr. Unsec. Nts., 7/15/23[1]		1,050,000	1,102,290
Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]		1,070,000	1,075,350
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]		2,835,000	2,643,638
5.75% Sr. Unsec. Nts., 5/1/25[1]		3,150,000	3,161,812

45 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Thrifts & Mortgage Finance (Continued)
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24	$1,310,000	$1,293,625

		21,617,266

Health Care—3.0%
Biotechnology—0.1%
WeWork Cos, Inc., 7.875% Sr. Unsec. Nts., 5/1/25[1]	3,495,000	3,416,363

Health Care Equipment & Supplies—0.1%
DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	1,250,000	1,282,812
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	1,065,000	1,096,950
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	380,000	363,850

		2,743,612

Health Care Providers & Services—1.7%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	1,515,000	1,530,150
6.50% Sr. Unsec. Nts., 3/1/24	730,000	758,287
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	1,650,000	1,673,925
5.375% Sr. Unsec. Nts., 6/1/26[1]	2,100,000	2,157,750
6.125% Sr. Unsec. Nts., 2/15/24	735,000	775,425
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	4,160,000	3,967,600
6.875% Sr. Unsec. Nts., 2/1/22	1,249,000	706,060
8.125% Sec. Nts., 6/30/24[1]	139,000	116,760
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	700,000	675,283
5.125% Sr. Unsec. Nts., 7/15/24	3,275,000	3,176,750
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 11/1/24	3,170,000	3,225,190
Envision Healthcare Corp., 8.75% Sr. Unsec. Nts., 10/15/26[1,5]	2,075,000	2,054,250
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	1,745,000	1,784,262
5.375% Sr. Unsec. Nts., 9/1/26	3,470,000	3,520,315
5.50% Sr. Sec. Nts., 6/15/47	1,690,000	1,717,462
5.625% Sr. Unsec. Nts., 9/1/28	3,465,000	3,490,988
5.875% Sr. Unsec. Nts., 2/15/26	700,000	730,625
7.50% Sr. Unsec. Nts., 2/15/22	6,000,000	6,585,000
LifePoint Health, Inc., 5.375% Sr. Unsec. Nts., 5/1/24	1,415,000	1,476,906
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	2,345,000	2,259,994
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	5,295,000	5,488,196
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	2,040,000	2,078,026
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	1,430,000	1,430,958
6.75% Sr. Unsec. Nts., 6/15/23	4,300,000	4,300,000
7.50% Sec. Nts., 1/1/22[1]	1,450,000	1,518,875
8.125% Sr. Unsec. Nts., 4/1/22	1,955,000	2,067,510
TPC Group, Inc., 8.75% Sr. Sec. Nts., 12/15/20[1]	1,055,000	1,057,638

46 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Health Care Providers & Services (Continued)
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	$2,075,000	$2,085,168

		62,409,353

Health Care Technology—0.0%
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]	2,125,000	2,008,246

Life Sciences Tools & Services—0.0%
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]	1,100,000	1,047,750

Pharmaceuticals—1.1%
Bausch Health Cos., Inc, 8.50% Sr. Unsec. Nts., 1/31/27[1]	2,100,000	2,210,250
Bausch Health Cos., Inc.:
5.50%Sr. Unsec. Nts., 3/1/23[1]	890,000	859,518
5.50%Sr. Sec. Nts., 11/1/25[1]	2,480,000	2,484,960
5.875% Sr. Unsec. Nts., 5/15/23[1]	2,735,000	2,665,257
6.125% Sr. Unsec. Nts., 4/15/25[1]	3,600,000	3,432,780
7.00%Sr. Sec. Nts., 3/15/24[1]	1,685,000	1,784,415
7.50%Sr. Unsec. Nts., 7/15/21[1]	2,090,000	2,134,413
9.00%Sr. Unsec. Nts., 12/15/25[1]	3,170,000	3,423,727
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
5.875% Sr. Sec. Nts., 10/15/24[1]	710,000	718,875
6.00%Sr. Unsec. Nts., 7/15/23[1]	3,430,000	3,061,275
6.00%Sr. Unsec. Nts., 2/1/25[1]	1,330,000	1,153,110
Endo Finance LLC/Endo Finco, Inc.:
5.375% Sr. Unsec. Nts., 1/15/23[1]	4,610,000	4,079,850
7.25%Sr. Unsec. Nts., 1/15/22[1]	710,000	695,800
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	870,000	865,650
5.50%Sr. Unsec. Nts., 4/15/25[1]	3,345,000	2,841,577
5.625% Sr. Unsec. Nts., 10/15/23[1]	690,000	614,100
5.75%Sr. Unsec. Nts., 8/1/22[1]	2,810,000	2,606,275
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	845,000	858,731
Teva Pharmaceutical Finance Co. BV, 3.65% Sr. Unsec. Nts., 11/10/21	970,000	940,158
Teva Pharmaceutical Finance Netherlands III BV:
1.70%Sr. Unsec. Nts., 7/19/19	245,000	241,067
3.15%Sr. Unsec. Nts., 10/1/26	700,000	583,505
6.00%Sr. Unsec. Nts., 4/15/24	2,055,000	2,088,675

		40,343,968

Industrials—3.3%
Aerospace & Defense—0.5%
Arconic, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	1,420,000	1,434,008
Bombardier, Inc.:
6.00%Sr. Unsec. Nts., 10/15/22[1]	985,000	992,387
7.50%Sr. Unsec. Nts., 12/1/24[1]	2,125,000	2,247,188
7.50%Sr. Unsec. Nts., 3/15/25[1]	2,130,000	2,207,212
8.75%Sr. Unsec. Nts., 12/1/21[1]	2,060,000	2,288,351

47 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Aerospace & Defense (Continued)
DAE Funding LLC:
4.50% Sr. Unsec. Nts., 8/1/22[1]	$1,360,000	$1,329,400
5.00% Sr. Unsec. Nts., 8/1/24[1]	710,000	696,687
Kratos Defense & Security Solutions, Inc., 6.50% Sr. Sec. Nts., 11/30/25[1]	1,065,000	1,098,601
TransDigm, Inc.:
6.375% Sr. Sub. Nts., 6/15/26	1,590,000	1,609,875
6.50% Sr. Sub. Nts., 7/15/24	1,420,000	1,458,340
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	1,995,000	1,890,263
7.75% Sr. Unsec. Nts., 8/15/25	2,450,000	2,385,688

		19,638,000

Airlines—0.1%
American Airlines Group, Inc., 4.625% Sr. Unsec. Nts., 3/1/20[1]	1,635,000	1,645,218
United Continental Holdings, Inc., 4.25% Sr. Unsec. Nts., 10/1/22	2,135,000	2,116,319

		3,761,537

Building Products—0.1%
Jeld-Wen, Inc.:
4.625% Sr. Unsec. Nts., 12/15/25[1]	325,000	300,625
4.875% Sr. Unsec. Nts., 12/15/27[1]	315,000	287,831
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	2,300,000	2,305,750

		2,894,206

Commercial Services & Supplies—0.7%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	1,400,000	1,398,138
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[6,11]	3,179,987	2,885,838
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[11]	1,950,000	1,979,250
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	2,210,000	2,044,250
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	2,095,000	2,105,475
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	1,780,000	1,821,741
5.875% Sr. Unsec. Nts., 7/1/25	665,000	673,312
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	1,965,000	1,910,963
Hulk Finance Corp., 7.00% Sr. Unsec. Nts., 6/1/26[1]	2,100,000	2,034,375
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	3,040,000	3,241,400
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[6]	710,000	717,100
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[1]	325,000	318,500
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[6]	1,815,000	1,851,300
8.50% Sr. Unsec. Nts., 10/15/25[1]	1,780,000	1,642,050

		24,623,692

Construction & Engineering—0.1%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	1,420,000	1,388,192
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[6]	1,255,000	1,393,059

48 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Construction & Engineering (Continued)
New Enterprise Stone & Lime Co., Inc., 6.25% Sr. Sec. Nts., 3/15/26[1]	$700,000	$707,000
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	1,435,000	1,478,050

		4,966,301

Electrical Equipment—0.2%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	2,765,000	2,865,232
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	1,675,000	1,750,375
Vertiv Intermediate Holding Corp., 12.00% Sr. Unsec. Nts., 2/15/22[1,11]	1,385,000	1,421,356

		6,036,963

Industrial Conglomerates—0.2%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	1,485,000	1,581,525
General Electric Co., 5.00% [US0003M+333] Jr. Sub. Perpetual Bonds[2,12]	3,200,000	3,123,600
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	1,395,000	1,418,855
Tupras Turkiye Petrol Rafinerileri AS, 4.50% Sr. Unsec. Nts., 10/18/24[1]	1,175,000	1,037,466
Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26	1,635,000	1,430,061

		8,591,507

Machinery—0.5%
Allison Transmission, Inc.:
4.75% Sr. Unsec. Nts., 10/1/27[1]	715,000	676,569
5.00% Sr. Unsec. Nts., 10/1/24[1]	1,455,000	1,451,362
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22[1]	2,330,000	2,341,650
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25% Sec. Nts., 3/15/24[1]	3,335,000	3,508,003
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	1,385,000	1,423,087
JB Poindexter & Co., Inc., 7.125% Sr. Unsec. Nts., 4/15/26[1]	1,050,000	1,094,625
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	385,000	394,144
Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]	2,105,000	2,199,725
Stevens Holding Co., Inc., 6.125% Sr. Unsec. Nts., 10/1/26[1]	1,380,000	1,405,875
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	1,430,000	1,422,850
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23[1]	2,260,000	2,190,788
Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]	710,000	679,825

		18,788,503

Marine—0.0%
Global Ship Lease, Inc., 9.875% Sr. Sec. Nts., 11/15/22[1]	710,000	708,225

Professional Services—0.1%
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	2,135,000	2,202,530
FTI Consulting, Inc., 6.00% Sr. Unsec. Nts., 11/15/22	2,315,000	2,374,264

49 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Professional Services (Continued)
IHS Markit Ltd., 4.00% Sr. Unsec. Nts., 3/1/26[1]		$710,000	$681,156

			5,257,950

Road & Rail—0.1%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]		705,000	726,150
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]		1,335,000	1,258,237
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]		710,000	703,787
Hertz Corp. (The):
5.875% Sr. Unsec. Nts., 10/15/20		530,000	530,000
7.375% Sr. Unsec. Nts., 1/15/21		710,000	710,888

			3,929,062

Trading Companies & Distributors—0.5%
Aircastle Ltd., 5.00% Sr. Unsec. Nts., 4/1/23		730,000	750,309
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]		680,000	696,150
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24		1,425,000	1,376,906
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25		2,130,000	2,130,000
Herc Rentals, Inc., 7.50% Sec. Nts., 6/1/22[1]		1,236,000	1,313,250
ILFC E-Capital Trust I, 4.78% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[1,2]		3,473,000	3,169,113
National Bank for Agriculture & Rural Development, 8.39% Sr. Unsec. Nts., 7/19/21	INR	145,000,000	1,985,506
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]		1,880,000	1,929,350
United Rentals North America, Inc.:
4.625% Sr. Unsec. Nts., 10/15/25		710,000	690,475
4.875% Sr. Unsec. Nts., 1/15/28		1,753,000	1,647,820
5.875% Sr. Unsec. Nts., 9/15/26		3,150,000	3,244,500

			18,933,379

Transportation Infrastructure—0.2%
DP World Ltd., 5.625% Sr. Unsec. Nts., 9/25/48[1]		2,450,000	2,431,860
GMR Hyderabad International Airport Ltd., 4.25% Sr. Sec. Nts., 10/27/27[1]		2,430,000	2,137,708
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[1]	IDR	24,180,000,000	1,552,081

			6,121,649

Information Technology—1.7%
Communications Equipment—0.2%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]		1,545,000	1,602,165
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]		1,175,000	1,210,250
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22		2,415,000	2,459,798
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]		1,100,000	1,097,250
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]		875,000	827,969
ViaSat, Inc., 5.625% Sr. Unsec. Nts., 9/15/25[1]		710,000	674,713

			7,872,145

50 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Electronic Equipment, Instruments, & Components—0.1%
APX Group, Inc., 7.875% Sr. Sec. Nts., 12/1/22	$700,000	$715,750
CDW LLC/CDW Finance Corp., 5.00% Sr. Unsec. Nts., 9/1/23	1,120,000	1,144,640
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]	2,135,000	2,145,675

		4,006,065

Internet Software & Services—0.1%
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	2,990,000	2,918,987

IT Services—0.6%
Alliance Data Systems Corp., 5.375% Sr. Unsec. Nts., 8/1/22[1]	700,000	707,875
Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]	1,425,000	1,403,625
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]	2,835,000	2,870,437
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]	1,860,000	1,992,525
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	1,215,000	1,226,543
5.75% Sec. Nts., 1/15/24[1]	2,245,000	2,282,043
7.00% Sr. Unsec. Nts., 12/1/23[1]	3,375,000	3,522,656
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	2,160,000	2,176,999
GTT Communications, Inc., 7.875% Sr. Unsec. Nts., 12/31/24[1]	350,000	342,125
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[6]	2,130,000	2,116,730
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	2,065,000	2,075,325
VeriSign, Inc., 4.75% Sr. Unsec. Nts., 7/15/27	1,115,000	1,090,972

		21,807,855

Semiconductors & Semiconductor Equipment—0.1%
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	3,235,000	3,292,260
Qorvo, Inc., 5.50% Sr. Unsec. Nts., 7/15/26[1]	1,400,000	1,424,682
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	725,000	743,125

		5,460,067

Software—0.4%
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	3,491,000	3,572,515
Dell International LLC/EMC Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[1]	520,000	536,900
7.125% Sr. Unsec. Nts., 6/15/24[1]	1,890,000	2,030,398
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	1,475,000	1,517,155
j2 Cloud Services LLC/j2 Global Co.-Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	2,140,000	2,204,200
Symantec Corp., 5.00% Sr. Unsec. Nts., 4/15/25[1]	1,385,000	1,375,992
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	1,625,000	1,736,719
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	2,550,000	2,483,700

		15,457,579

Technology Hardware, Storage & Peripherals—0.2%
Banff Merger Sub, Inc., 9.75% Sr. Unsec. Nts., 9/1/26[1]	2,080,000	2,115,360
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	2,505,000	2,414,193

51 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Technology Hardware, Storage & Peripherals (Continued)
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23		$1,235,000	$1,261,244

			5,790,797

Materials—3.0%
Chemicals—1.0%
Ashland LLC:
4.75% Sr. Unsec. Nts., 8/15/22		690,000	699,004
6.875% Sr. Unsec. Nts., 5/15/43		685,000	705,550
Avantor, Inc.:
6.00% Sr. Sec. Nts., 10/1/24[1]		1,050,000	1,068,375
9.00% Sr. Unsec. Nts., 10/1/25[1]		1,400,000	1,447,250
Blue Cube Spinco LLC, 9.75% Sr. Unsec. Nts., 10/15/23		690,000	782,287
CF Industries, Inc., 5.15% Sr. Unsec. Nts., 3/15/34		640,000	612,800
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23		631,000	660,714
Consolidated Energy Finance SA, 6.50% Sr. Unsec. Nts., 5/15/26[1]		700,000	711,375
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]		500,000	533,910
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20		5,065,000	4,773,762
10.375% Sr. Sec. Nts., 2/1/22[1]		635,000	620,712
Huntsman International LLC, 4.875% Sr. Unsec. Nts., 11/15/20		690,000	704,662
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]		1,445,000	1,448,613
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00% Sr. Unsec. Nts., 4/15/25[1]		720,000	743,400
LSB Industries, Inc., 9.625% Sr. Sec. Nts., 5/1/23[1]		350,000	367,938
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]		715,000	691,048
5.25% Sr. Unsec. Nts., 8/1/23[1]		635,000	635,000
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30		630,000	591,413
5.125% Sr. Unsec. Nts., 9/15/27		675,000	653,063
ONGC Videsh Ltd., 2.75% Sr. Unsec. Nts., 7/15/21[9]	EUR	2,840,000	3,469,848
Petkim Petrokimya Holding AS, 5.875% Sr. Unsec. Nts., 1/26/23[1]		2,015,000	1,865,727
Platform Specialty Products Corp.:
5.875% Sr. Unsec. Nts., 12/1/25[1]		755,000	748,786
6.50% Sr. Unsec. Nts., 2/1/22[1]		485,000	497,731
PQ Corp.:
5.75% Sr. Unsec. Nts., 12/15/25[1]		710,000	706,450
6.75% Sr. Sec. Nts., 11/15/22[1]		690,000	719,325
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		2,250,000	2,303,438
Starfruit Finco BV/Starfruit US Holdco LLC:
6.50% Sr. Unsec. Nts., 10/1/26[1,5]	EUR	1,065,000	1,251,202
8.00% Sr. Unsec. Nts., 10/1/26[1,5]		1,925,000	1,953,875
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]		1,420,000	1,320,600
Valvoline, Inc., 4.375% Sr. Unsec. Nts., 8/15/25		1,125,000	1,047,656

52 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Chemicals (Continued)
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]	$2,140,000	$1,952,750

		36,288,264

Construction Materials—0.2%
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]	5,150,000	3,616,176
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]	360,000	349,722
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]	715,000	672,100
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	1,820,000	1,850,394

		6,488,392

Containers & Packaging—0.5%
ARD Securities Finance Sarl, 8.75% Sr. Sec. Nts., 1/31/23[1,11]	2,211,643	2,222,701
BWAY Holding Co., 7.25% Sr. Unsec. Nts., 4/15/25[1]	705,000	689,067
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	1,325,000	1,333,612
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75% Sr. Unsec. Nts., 2/1/26[1]	705,000	676,800
Flex Acquisition Co., Inc., 7.875% Sr. Unsec. Nts., 7/15/26[1]	1,400,000	1,386,000
Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[1]	2,335,000	2,069,394
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]	1,420,000	1,352,550
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	1,360,000	1,377,000
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	2,135,000	1,958,863
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	1,885,000	1,876,989
7.00% Sr. Unsec. Nts., 7/15/24[1]	2,515,000	2,563,728
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	1,615,000	1,637,206
6.875% Sr. Unsec. Nts., 7/15/33[1]	705,000	761,400

		19,905,310

Metals & Mining—1.1%
AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	3,075,000	2,940,469
7.00% Sr. Unsec. Nts., 3/15/27	965,000	931,225
Alcoa Nederland Holding BV:
6.125% Sr. Unsec. Nts., 5/15/28[1]	1,290,000	1,328,700
6.75% Sr. Unsec. Nts., 9/30/24[1]	710,000	754,375
7.00% Sr. Unsec. Nts., 9/30/26[1]	690,000	744,337
Aleris International, Inc., 10.75% Sec. Nts., 7/15/23[1]	700,000	743,750
Allegheny Technologies, Inc., 7.875% Sr. Unsec. Nts., 8/15/23	1,425,000	1,530,094
ArcelorMittal:
6.75% Sr. Unsec. Nts., 3/1/41	680,000	777,374
7.00% Sr. Unsec. Nts., 10/15/39	990,000	1,153,754
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	2,145,000	2,051,156

53 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Metals & Mining (Continued)
Constellium NV, 6.625% Sr. Unsec. Nts., 3/1/25[1]	$1,445,000	$1,466,675
Eldorado Gold Corp., 6.125% Sr. Unsec. Nts., 12/15/20[1]	1,370,000	1,304,925
Ferroglobe plc/Globe Specialty Metals, Inc., 9.375% Sr. Unsec. Nts., 3/1/22[1]	1,685,000	1,783,994
First Quantum Minerals Ltd.:
6.50% Sr. Unsec. Nts., 3/1/24[1]	700,000	643,125
6.875% Sr. Unsec. Nts., 3/1/26[1]	700,000	637,875
7.25% Sr. Unsec. Nts., 4/1/23[1]	2,160,000	2,062,800
Freeport-McMoRan, Inc.:
3.10% Sr. Unsec. Nts., 3/15/20	630,000	624,487
4.55% Sr. Unsec. Nts., 11/14/24	1,420,000	1,384,500
5.40% Sr. Unsec. Nts., 11/14/34	1,410,000	1,332,450
5.45% Sr. Unsec. Nts., 3/15/43	620,000	565,750
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	2,080,000	2,158,000
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19[9]	2,370,000	2,366,303
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27	1,010,000	905,263
Metinvest BV, 7.75% Sr. Unsec. Nts., 4/23/23[1]	1,150,000	1,107,108
Mountain Province Diamonds, Inc., 8.00% Sec. Nts., 12/15/22[1]	635,000	650,081
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125% Sec. Nts., 11/1/22[1]	1,725,000	1,768,125
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35	2,295,000	2,845,800
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	890,000	918,925
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	2,315,000	2,147,163
6.125% Sr. Unsec. Nts., 10/1/35	835,000	883,013
United States Steel Corp.:
6.25% Sr. Unsec. Nts., 3/15/26	345,000	342,844
6.875% Sr. Unsec. Nts., 8/15/25	1,425,000	1,462,406
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[6]	700,000	762,125

		43,078,971

Paper & Forest Products—0.2%
Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[1]	730,000	680,725
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	440,000	440,000
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26	655,000	643,537
6.50% Sr. Unsec. Nts., 2/1/24	315,000	324,825
Suzano Austria GmbH:
5.75% Sr. Unsec. Nts., 7/14/26[1]	2,540,000	2,568,575
6.00% Sr. Unsec. Nts., 1/15/29[1]	1,915,000	1,925,054

		6,582,716

Telecommunication Services—2.2%
Diversified Telecommunication Services—1.2%
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	2,440,000	2,419,162
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	2,150,000	2,107,645

54 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
CenturyLink, Inc.: (Continued)
Series Q, 6.15% Sr. Unsec. Nts., 9/15/19	$635,000	$648,494
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	1,285,000	1,338,006
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	1,815,000	1,944,319
Cincinnati Bell, Inc., 8.00% Sr. Unsec. Nts., 10/15/25[1]	710,000	665,625
Delta Merger Sub, Inc., 6.00% Sr. Unsec. Nts., 9/15/26[1]	1,040,000	1,055,600
Frontier Communications Corp.:
8.50% Sec. Nts., 4/1/26[1]	2,800,000	2,656,500
8.75% Sr. Unsec. Nts., 4/15/22	1,565,000	1,298,950
10.50% Sr. Unsec. Nts., 9/15/22	3,140,000	2,800,472
GCI LLC, 6.75% Sr. Unsec. Nts., 6/1/21	350,000	354,837
Intelsat Connect Finance SA, 9.50% Sr. Unsec. Nts., 2/15/23[1]	1,045,000	1,043,694
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	475,000	439,137
7.50% Sr. Unsec. Nts., 4/1/21	525,000	534,187
8.00% Sr. Sec. Nts., 2/15/24[1]	1,335,000	1,408,038
8.50% Sr. Unsec. Nts., 10/15/24[1]	1,390,000	1,403,900
9.75% Sr. Unsec. Nts., 7/15/25[1]	2,140,000	2,271,075
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	1,385,000	1,350,375
Level 3 Financing, Inc., 5.25% Sr. Unsec. Nts., 3/15/26	3,490,000	3,442,187
Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	720,000	672,300
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	2,155,000	2,148,231
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	1,865,000	1,861,503
4.50% Sr. Unsec. Nts., 2/1/26	625,000	596,562
4.75% Sr. Unsec. Nts., 2/1/28	650,000	612,625
5.125% Sr. Unsec. Nts., 4/15/25	1,865,000	1,883,650
5.375% Sr. Unsec. Nts., 4/15/27	1,080,000	1,078,650
6.00% Sr. Unsec. Nts., 4/15/24	1,450,000	1,507,275
Windstream Services LLC / Windstream Finance Corp., 9.00% Sec. Nts., 6/30/25	640,000	497,600
Windstream Services LLC/Windstream Finance Corp., 8.625% Sr. Sec. Nts., 10/31/25	2,039,000	1,967,635
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	715,000	718,218
6.00% Sr. Unsec. Nts., 4/1/23	1,910,000	1,976,850

		44,703,302

Wireless Telecommunication Services—1.0%
C&W Senior Financing DAC, 6.875% Sr. Unsec. Nts., 9/15/27[1]	1,430,000	1,430,000
Fortress Transportation & Infrastructure Investors LLC, 6.50% Sr. Unsec. Nts., 10/1/25[1]	2,080,000	2,070,536
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 12.50% Sr. Sec. Nts., 7/1/22[1]	350,000	384,472
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	2,805,479	2,825,650
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	4,856,000	4,965,260
7.00% Sr. Unsec. Nts., 3/1/20[1]	2,100,000	2,184,000

55 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Wireless Telecommunication Services (Continued)
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24		$6,085,000	$6,336,006
7.625% Sr. Unsec. Nts., 3/1/26		2,100,000	2,227,575
7.875% Sr. Unsec. Nts., 9/15/23		5,445,000	5,879,838
Telefonica Europe BV, 5.875% [EUSA10+430.1] Jr. Sub. Perpetual Bonds[2,9,12]	EUR	3,590,000	4,604,577
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[6]		1,760,000	1,786,400
VEON Holdings BV, 4.95% Sr. Unsec. Nts., 6/16/24[1]		2,220,000	2,131,111

			36,825,425

Utilities—1.4%
Electric Utilities—0.4%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]		1,145,000	976,112
Eskom Holdings SOC Ltd.:
5.75% Sr. Unsec. Nts., 1/26/21[1]		2,520,000	2,458,164
6.75% Sr. Unsec. Nts., 8/6/23[1]		5,875,000	5,661,033
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]		2,145,000	2,045,815
Light Servicos de Eletricidade SA/Light Energia SA, 7.25% Sr. Unsec. Nts., 5/3/23[1]		2,460,000	2,343,150
NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[2]		1,703,000	1,612,615
NextEra Energy Operating Partners LP, 4.50% Sr. Unsec. Nts., 9/15/27[1]		360,000	346,050
PPL Capital Funding, Inc., 5.051% [US0003M+266.5] Jr. Sub. Nts., 3/30/67[2]		937,000	929,776

			16,372,715

Gas Utilities—0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50% Sr. Unsec. Nts., 5/20/25		1,400,000	1,382,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.625% Sr. Unsec. Nts., 6/15/20		210,000	200,550
Gas Natural Fenosa Finance BV, 4.125% [EUSA8+335.3] Jr. Sub. Perpetual Bonds[2,9,12]	EUR	3,590,000	4,385,368
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27		1,800,000	1,719,000
Superior Plus LP/Superior General Partner, Inc., 7.00% Sr. Unsec. Nts., 7/15/26[1]		700,000	709,625

			8,397,043

Independent Power and Renewable Electricity Producers—0.4%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]		1,230,000	1,276,125
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21		700,000	700,000
6.00% Sr. Unsec. Nts., 5/15/26		1,220,000	1,291,675
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[1]		1,065,000	1,013,986

56 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	$2,575,000	$2,394,750
5.75% Sr. Unsec. Nts., 1/15/25	2,075,000	1,844,156
5.875% Sr. Sec. Nts., 1/15/24[1]	705,000	712,050
Clearway Energy Operating LLC, 5.75% Sr. Unsec. Nts., 10/15/25[1,5]	690,000	697,763
Drax Finco plc, 6.625% Sr. Sec. Nts., 11/1/25[1]	700,000	710,500
NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 1/15/27	1,780,000	1,877,010
7.25% Sr. Unsec. Nts., 5/15/26	1,425,000	1,557,767
Talen Energy Supply LLC, 4.60% Sr. Unsec. Nts., 12/15/21	1,420,000	1,221,200
Vistra Operations Co. LLC, 5.50% Sr. Unsec. Nts., 9/1/26[1]	695,000	703,688

		16,000,670

Multi-Utilities—0.4%
AssuredPartners, Inc., 7.00% Sr. Unsec. Nts., 8/15/25[1]	893,000	886,302
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/23	455,000	471,494
Eskom Holdings SOC Ltd., 6.35% Sr. Unsec. Nts., 8/10/28[1]	8,910,000	8,891,022
NGPL PipeCo LLC:
4.875% Sr. Unsec. Nts., 8/15/27[1]	1,070,000	1,068,663
7.768% Sr. Unsec. Nts., 12/15/37[1]	1,055,000	1,297,650
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]	940,000	958,800
WEC Energy Group, Inc., 4.426% [US0003M+211.25] Jr. Sub. Nts., 5/15/67[2]	23,000	22,395

		13,596,326

Total Corporate Bonds and Notes (Cost $1,563,540,149)		1,508,650,083

	Shares
Preferred Stocks—1.4%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	34,225	869,315
American Homes 4 Rent, 6.35% Cum., Non-Vtg.	11,290	276,266
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][2]	160,025	4,296,671
Digital Realty Trust, Inc., 6.625% Cum., Series C, Non-Vtg.	10,657	279,640
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	66,375	1,688,580
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	63,125	1,508,687
eBay, Inc., 6.00% Cv.	66,625	1,748,240
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg. [US0003M+371][2]	58,736	1,615,240
First Republic Bank, 7.00% Non-Cum.	68,325	1,742,287
GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][2]	155,800	4,097,540
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	128,525	3,349,361
Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	64,625	1,663,447
KeyCorp, 6.125% Non-Cum., Non-Vtg. [US0003M+389.2][2]	137,750	3,682,058
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][2]	92,000	2,339,560

57 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Preferred Stocks (Continued)
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][2]	128,750	$3,440,200
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	34,075	867,209
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg. [US0003M+406.7][2]	128,375	3,454,571
Prudential Financial, Inc., 5.75% Jr. Sub.	28,600	715,572
Public Storage, 5.20% Cum., Series X, Non-Vtg.	64,275	1,527,174
Qwest Corp., 7.00% Sr. Unsec.	80,505	2,024,701
Senior Housing Properties Trust, 5.625% Sr. Unsec.	37,850	920,512
Senior Housing Properties Trust, 6.25% Sr. Unsec., Non-Vtg.	16,613	430,941
Synovus Financial Corp., 6.30% Non-Cum., Series D, Non-Vtg. [US0003M+335.2][2]	61,789	1,620,108
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][2]	150,150	4,088,585
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	69,550	1,722,754
Wells Fargo & Co., 6.625% Non-Cum Non-Vtg. [US0003M+369][2]	68,600	1,896,104

Total Preferred Stocks (Cost $53,290,205)		51,865,323

Common Stocks—0.0%
Arco Capital Corp. Ltd.[1,7,13,16]	2,494,716	—
Bausch Health Cos, Inc.[16]	23,954	614,899
Concordia International Corp.[16]	6,275	126,360
JSC Astana Finance, GDR[6,7,16]	1,681,847	—
Kinross Gold Corp.[16]	141,089	380,940
Premier Holdings Ltd.[7,16]	1,088,661	—
Quicksilver Resources, Inc.[7,16]	12,760,000	240,577
Sabine Oil[7,16]	2,464	125,664
Targa Resources Corp.	7,125	401,209

Total Common Stocks (Cost $16,650,982)		1,889,649

	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[7,16]	26,104	312,987
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[7,16]	7,816	50,804
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[7,16]	1,392	7,656

Total Rights, Warrants and Certificates (Cost $1,287,577)		371,447

	Principal Amount
Structured Securities—0.6%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[1,17]	$2,516,775	2,231,888
3.054%, 4/30/25[1,17]	3,206,759	2,843,770
3.098%, 4/30/25[1,17]	2,768,523	2,455,139
3.131%, 4/30/25[1,17]	2,474,710	2,194,585
3.179%, 4/30/25[1,17]	3,081,215	2,732,436
3.23%, 4/30/25[1,17]	3,516,739	3,118,661
3.265%, 4/30/25[1,17]	2,809,463	2,491,445
3.346%, 4/30/25[1,17]	2,640,775	2,341,852

58 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Structured Securities (Continued)
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.00%, 8/22/34[7]	RUB	87,294,702	$317,419

Total Structured Securities (Cost $22,257,915)			20,727,195

Short-Term Notes—1.1%
Arab Republic of Egypt Treasury Bills:
16.013%, 3/5/19[17]	EGP	100,000,000	5,169,163
18.432%, 2/5/19[17]	EGP	238,000,000	12,498,081
Argentine Republic Treasury Bills, -1.538%, 1/31/19[17]	ARS	924,200,000	22,681,310

Total Short-Term Notes (Cost $42,384,432)			40,348,554

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Over-the-Counter Options Purchased—0.4%
						BRL
BRL Currency
Call[16]	JPM	BRL	3.150	5/20/19	BRL 5,000	1,076	33,581
						BRL
BRL Currency
Call[16]	GSCO-OT	BRL	3.150	5/20/19	BRL 5,000	1,076	33,581
						BRL
BRL Currency
Call[16]	GSCO-OT	BRL	3.656	6/7/19	BRL 731,200	209,787	714,115
						BRL
BRL Currency
Call[16]	JPM	BRL	3.753	8/22/19	BRL 900,600	302,076	1,614,598
						BRL
BRL Currency
Call[16]	JPM	BRL	3.000	5/16/19	BRL 5,000	1,450	29,454
						BRL
BRL Currency
Call[16]	JPM	BRL	3.354	9/25/19	BRL 5,150	1,400	220,106
						BRL
BRL Currency
Call[16]	CITNA-B	BRL	3.200	4/25/19	BRL 512,000	112,000	44,240
						BRL
BRL Currency
Call[16]	JPM	BRL	3.200	4/25/19	BRL 482,560	112,000	44,240
						CAD
CAD Currency					CAD
Call[16]	BOA	CAD	1.288	11/2/18	193,200	69,000	406,617
						CLP
CLP Currency					CLP
Call[16]	GSCO-OT	CLP	640.000	10/25/18	64,000,000	11,476,320	57,382
						CLP
CLP Currency					CLP
Call[16]	GSCO-OT	CLP	644.150	10/10/18	64,415,000	13,860,900	41,583
						CLP
CLP Currency					CLP
Call[16]	CITNA-B	CLP	650.000	2/21/19	97,500,000	27,663,500	995,886

59 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
						CLP
CLP Currency					CLP
Call[16]	GSCO-OT	CLP	671.500	12/12/18	129,599,500	25,563,400	$1,329,297
						COP
COP Currency					COP
Call[16]	JPM	COP	2845.750	10/26/18	284,575,000	102,058,500	102,058
						COP
COP Currency					COP
Call[16]	CITNA-B	COP	2848.980	10/31/18	284,898,000	102,174,000	102,174
						COP
COP Currency					COP
Call[16]	GSCO-OT	COP	2848.500	10/26/18	427,275,000	122,588,620	122,589
						EUR
EUR Currency
Put[16]	BOA	SEK	9.250	4/29/20	EUR 10,000	7,200	1,472,018
						IDR
IDR Currency					IDR
Call[16]	SCB	IDR	15050.000	9/5/19	2,558,500,000	917,567,650	917,568
						INR
INR Currency					INR
Call[16]	GSCO-OT	INR	65.500	10/15/18	6,550,000	2,292,500	—
						INR
INR Currency					INR
Call[16]	SCB	INR	70.300	11/27/18	7,030,000	2,016,960	28,237
						INR
INR Currency					INR
Call[16]	GSCO-OT	INR	69.000	10/30/18	6,900,000	1,237,300	2,475
						JPY
JPY Currency					JPY
Call[16]	BOA	JPY	108.000	12/7/18	54,000,000	12,911,000	219,487
						JPY
JPY Currency					JPY
Call[16]	JPM	JPY	108.500	12/10/18	27,125,000	6,485,300	136,191
						KRW
KRW Currency					KRW
Call[16]	GSCO-OT	KRW	1115.000	11/22/18	111,500,000	39,813,600	517,577
						MXN
MXN Currency					MXN
Call[16]	CITNA-B	MXN	18.578	8/15/19	1,393,328	325,110	389,157
						PLN
PLN Currency
Call[16]	GSCO-OT	PLN	3.489	8/19/19	PLN 872,125	250,220	1,209,063
						RUB
RUB Currency					RUB
Call[16]	GSCO-OT	RUB	63.979	8/12/19	6,397,900	1,147,260	386,627
						RUB
RUB Currency					RUB
Call[16]	JPM	RUB	59.500	6/7/19	14,875,000	4,267,800	290,210
						USD
S&P 500
Index Put[16]	GSCO-OT	USD	2,623.381	7/31/19	USD 97,493	33	2,215,368

60 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
						USD
S&P 500
Index Put[16]	BOA	USD	2,607.210	7/19/19	USD 95,534	33	$2,015,950
						TRY
TRY Currency
Put[16]	JPM	TRY	4.000	5/23/19	TRY 10,000	1,790	13,021
						ZAR
ZAR Currency					ZAR
Call[16]	GSCO-OT	ZAR	13.250	8/12/19	1,325,000	237,596	342,138
						ZAR
ZAR Currency					ZAR
Call[16]	GSCO-OT	ZAR	13.597	8/15/19	1,019,738	327,940	642,762
						ZAR
ZAR Currency					ZAR
Call[16]	GSCO-OT	ZAR	12.469	5/27/19	1,246,850	224,433	83,713
Total Over-the-Counter Options Purchased (Cost $25,434,523)							16,773,063
	Counter -party	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaption Purchased—0.0%
Credit Default Swap maturing 6/20/23 Call[16] (Cost $73,304)	JPM	Buy	iTraxx Europe Crossover Series 29 Version 1	5.00%	10/17/18	EUR 29,900	24,301

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 12/24/48 Put[16]	BAC	Receive	Six-Month EUR- EURIBOR- Reuters	1.690	12/20/18	EUR 15,410	68,346
Interest Rate Swap maturing 3/17/22 Call[16]	GSCO-OT	Pay	Three- Month USD- LIBOR-BBA	3.082	3/13/20	USD 358,600	1,884,421
Interest Rate Swap maturing 4/25/21 Call[16]	BOA	Pay	Three- Month USD- LIBOR-BBA	2.980	4/23/19	USD 315,695	570,455

61 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 5/13/21 Call[16]	BAC	Pay	Three- Month USD- LIBOR-BBA	3.045%	5/9/19	USD 581,245	$1,349,907

Total Over-the-Counter Interest Rate Swaptions Purchased
(Cost $6,144,583)							3,873,129

	Shares
Investment Companies—24.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.95%[18,19]	232,330,161	232,330,161
Oppenheimer Master Event-Linked Bond Fund, LLC[18]	4,789,523	75,610,956
Oppenheimer Master Loan Fund, LLC[18]	31,598,009	554,867,859
Oppenheimer Ultra-Short Duration Fund, Cl. Y18	9,155,142	45,775,708
Total Investment Companies (Cost $918,267,823)		908,584,684
Total Investments, at Value (Cost $4,232,376,228)	108.5%	4,086,066,717
Net Other Assets (Liabilities)	(8.5)	(321,202,555)
Net Assets	100.0%	$3,764,864,162

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,045,406,452 or 27.77% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $9,821,442 or 0.26% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. Restricted security. The aggregate value of restricted securities at period end was $20,366,719, which represents 0.54% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	1/15/13-5/10/18	$2,826,163	$2,885,838	$59,675
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997- CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97	98,512	1,349	(97,163)
Claire’s Stores, Inc., 9.00% Sr. Sec. Nts., 3/15/19	1/24/18	769,256	662,500	(106,756)

62 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26	5/2/17	$641,230	$621,337	$(19,893)
Diamond Resorts International, Inc., 10.75% Sr. Unsec. Nts., 9/1/24	1/13/17	1,505,000	1,482,425	(22,575)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23	1/24/18-4/13/18	851,257	863,100	11,843
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35	2/12/16-11/21/17	1,298,788	1,393,059	94,271
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20	1/27/14-9/18/14	2,134,861	2,116,730	(18,131)
Hartford Financial Services Group, Inc. (The), 4.439% [US0003M+212.5] Jr. Sub. Nts., 2/12/47	1/18/18-1/22/18	1,743,013	1,687,075	(55,938)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	1,842,010	99,332	(1,742,678)
JSC Astana Finance, GDR	6/5/15	—	—	—
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	4/17/14	596,370	578,550	(17,820)
Liberty Mutual Group, Inc., 5.239%
[US0003M+290.5] Jr. Sub. Nts., 3/15/37	2/26/18-3/2/18	763,375	757,562	(5,813)
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23	1/27/16	1,989,626	2,100,937	111,311
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25	8/9/17	710,000	717,100	7,100
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22	4/21/17	1,751,305	1,786,400	35,095
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22	11/3/14	1,787,764	1,851,300	63,536
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23	12/8/16	747,197	762,125	14,928
		$22,055,727	$20,366,719	$(1,689,008)

7. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Consolidated Notes.

8. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

9. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $263,471,313 or 7.00% of the Fund’s net assets at period end.

10. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

11. Interest or dividend is paid-in-kind, when applicable.

63 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13. Security received as the result of issuer reorganization.

14. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

15. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

16. Non-income producing security.

17. Zero coupon bond reflects effective yield on the original acquisition date.

18. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2017	Gross Additions	Gross Reductions	Shares September 30, 2018
Investment Company
Oppenheimer Institutional
Government Money Market Fund, Cl. E	86,779,823	1,471,635,554	1,326,085,216	232,330,161
Oppenheimer Ultra-Short Duration Fund, Cl. Y	37,732,519	18,949,769	47,527,146	9,155,142
Oppenheimer Master Event-Linked Bond Fund, LLC	6,320,389	9,129	1,539,995	4,789,523
Oppenheimer Master Loan Fund, LLC	38,995,828	3,342	7,401,161	31,598,009

	Value	Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional
Government Money Market Fund, Cl. E	$232,330,161	$2,997,204		$—		$—
Oppenheimer Ultra-Short Duration Fund, Cl. Y	45,775,708	1,936,656		(356,318)		(89,835)
Oppenheimer Master Event-Linked Bond Fund, LLC	75,610,956	6,269,160	[a]	(2,421,612)	[a]	(280,255)	[a]
Oppenheimer Master Loan Fund, LLC	554,867,859	35,626,124	[b]	659,774	[b]	774,260	[b]
Total	$908,584,684	$46,829,144		$(2,118,156)		$404,170

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

19. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$2,767,003,040	67.7%
India	110,786,790	2.7
South Africa	107,027,195	2.6
Indonesia	89,852,299	2.2

64 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Brazil	$70,057,263	1.7%
United Kingdom	67,209,994	1.7
Greece	66,322,501	1.6
Mexico	64,814,181	1.6
Argentina	63,907,367	1.6
Spain	57,410,189	1.4
Canada	48,507,857	1.2
France	46,233,878	1.1
Egypt	38,635,842	1.0
Peru	37,981,223	0.9
Colombia	34,457,321	0.8
Dominican Republic	28,001,748	0.7
Turkey	25,761,116	0.6
Ukraine	24,597,543	0.6
Chile	21,622,625	0.5
Luxembourg	21,118,289	0.5
Thailand	19,975,592	0.5
Switzerland	18,868,389	0.5
China	17,721,869	0.4
Netherlands	14,873,522	0.4
Kazakhstan	14,760,837	0.4
Poland	14,107,096	0.3
Sri Lanka	13,933,079	0.3
Nigeria	12,093,923	0.3
Angola	11,895,781	0.3
Italy	11,608,109	0.3
Ghana	11,017,691	0.3
Belgium	8,895,124	0.2
Ecuador	8,359,195	0.2
Uruguay	7,918,887	0.2
Oman	7,887,866	0.2
Singapore	7,216,809	0.2
United Arab Emirates	7,145,879	0.2
Ireland	6,915,963	0.2
Russia	5,984,898	0.2
Israel	5,794,123	0.1
Hungary	5,639,538	0.1
Bermuda	5,067,985	0.1
Serbia	4,621,970	0.1
New Zealand	4,440,717	0.1
Cayman Islands	4,354,473	0.1
Portugal	4,342,915	0.1
Gabon	3,895,235	0.1
Iraq	3,563,474	0.1
Mongolia	3,509,262	0.1
Australia	3,292,018	0.1
Senegal	2,955,861	0.1
Hong Kong	2,893,749	0.1
Azerbaijan	2,739,574	0.1
Honduras	2,362,689	0.1

65 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Morocco	$2,259,994	0.1%
Supranational	2,116,005	0.1
Macau	1,897,102	0.0
Eurozone	1,564,665	0.0
Zambia	1,281,000	0.0
Mauritius	1,210,250	0.0
Kenya	1,181,338	0.0
Ivory Coast	1,009,380	0.0
Trinidad and Tobago	711,375	0.0
South Korea	517,577	0.0
Japan	355,678	0.0

Total	$4,086,066,717	100.0%

Forward Currency Exchange Contracts as of September 30, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	02/2019	IDR	670,153,000	USD	46,636	$—	$2,592,425
BAC	12/2018	MYR	2,190	USD	526	2,464	—
BAC	12/2018	USD	23,598	COP	73,329,000	—	1,111,870
BAC	02/2019	USD	64,656	EUR	56,355	—	1,557,922
BAC	12/2018	USD	5,430	HUF	1,511,000	—	31,390
BAC	12/2018	USD	17,257 MXN		330,030	—	162,032
BAC	12/2018	USD	12,980	PLN	48,110	—	95,630
BAC	12/2018	USD	20,079	THB	653,950	—	194,147
BAC	12/2018	USD	61	TRY	390	—	612
BOA	02/2019	EUR	180	USD	207	4,078	—
BOA	12/2018	INR	700,515	USD	9,593	—	55,247
BOA	02/2019	USD	81,719	EUR	70,859	9,321	1,532,940
BOA	12/2018	USD	102,069	INR	7,453,600	587,834	—
CITNA-B	10/2018 - 06/2019	BRL	478,637	USD	120,300	987,656	3,853,579
CITNA-B	10/2018	CLP	7,010,600	USD	10,759	—	98,628
CITNA-B	02/2019	EUR	2,205	USD	2,604	—	13,102
CITNA-B	10/2018	UAH	225,000	USD	7,860	—	27,399
CITNA-B	10/2018 - 04/2019	USD	124,109	BRL	502,369	1,061,990	1,092,709
CITNA-B	12/2018	USD	18,234	CLP	12,746,000	—	1,159,509
CITNA-B	03/2019	USD	31,547	JPY	3,430,000	913,722	—
CITNA-B	12/2018	USD	18,978 MXN		361,700	—	112,644
CITNA-B	12/2018	USD	15,059	PEN	50,470	—	170,401
CITNA-B	12/2018	USD	67,291	ZAR	1,011,380	—	3,476,791
CITNA-B	12/2018	ZAR	299,600	USD	19,933	1,029,926	—
DEU	02/2019	USD	95,010	EUR	82,555	51,540	2,047,006
GSCO-OT	02/2019	BRL	27,800	USD	7,549	—	756,725
GSCO-OT	03/2019	JPY	3,430,000	USD	33,200	—	2,567,600
GSCO-OT	02/2019 - 06/2019	USD	42,819	BRL	166,231	2,517,484	—
GSCO-OT	10/2018	USD	19,725	CLP	12,829,453	212,336	—
GSCO-OT	02/2019	USD	9,000	IDR	133,603,000	219,341	—
GSCO-OT	08/2019	USD	7,711	ZAR	113,715	—	7,743
HSBC	12/2018	KRW	7,520,050	USD	6,689	100,615	—
HSBC	02/2019	USD	16,016	EUR	13,575	98,883	34,308
HSBC	12/2018	USD	11,271	MXN	215,123	—	82,985

66 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
JPM	10/2018	BRL	114,359	USD	28,562	$—	$245,055
JPM	10/2018	CLP	5,818,853	USD	8,972	—	119,929
JPM	02/2019	EUR	6,720	USD	7,947	—	51,633
JPM	09/2019	IDR	486,913,000	USD	30,802	83,916	—
JPM	10/2018	UAH	112,400	USD	3,934	—	20,558
JPM	10/2018 - 04/2019	USD	41,569	BRL	164,776	1,568,006	597,236
JPM	10/2018 - 02/2019	USD	75,037	IDR	1,119,290,000	754,357	—
JPM	12/2018	USD	3,823	RUB	265,500	—	195,304
JPM	10/2018 - 12/2018	USD	34,401	TRY	229,943	—	2,111,993
JPM	08/2019	ZAR	113,715	USD	7,711	7,743	—
SCB	09/2019	USD	29,909	IDR	486,913,000	—	976,937

Total Unrealized Appreciation and Depreciation						$10,211,212	$27,153,989

Futures Contracts as of September 30, 2018
		Expiration	Number	Notional Amount		Unrealized Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)
Euro-BTP	Buy	12/6/18	72	EUR 10,296	$10,352,479	$56,132
Euro-BUND	Sell	12/6/18	279	EUR 51,887	51,437,312	449,946
Euro-BUXL	Sell	12/6/18	168	EUR 34,314	34,002,231	311,897
Euro-OAT	Sell	12/6/18	200	EUR 35,347	35,075,320	271,456
United States
Treasury Long
Bonds	Buy	12/19/18	77	USD 10,864	10,818,500	(45,039)
United States
Treasury Long
Bonds	Sell	12/19/18	561	USD 80,682	78,820,500	1,861,664
United States
Treasury Nts., 10 yr.	Buy	12/19/18	1,726	USD 207,394	205,016,438	(2,377,365)
United States
Treasury Nts., 10 yr.	Sell	12/19/18	901	USD 108,120	107,021,906	1,098,015
United States
Treasury Nts., 2 yr.	Sell	12/31/18	1,452	USD 306,729	305,986,314	743,119
United States
Treasury Nts., 2 yr.	Buy	12/31/18	133	USD 28,090	28,027,672	(62,686)
United States
Treasury Nts., 5 yr.	Buy	12/31/18	373	USD 42,348	41,953,758	(394,370)
United States Ultra
Bonds	Buy	12/19/18	324	USD 51,844	49,987,125	(1,856,705)

						$56,064

Over-the-Counter Options Written at September 30, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		AUD		AUD

AUD Currency Put	BOA	0.736	11/7/18	(97,455)	AUD 271,739	$892,284	$(1,543,788)

67 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		AUD		AUD

AUD Currency Put	BOA	0.730	10/25/18	(35,860)	AUD 150,000	$241,883	$(365,485)
		BRL		BRL

BRL Currency Put	GSCO-OT	4.590	6/7/19	(263,380)	BRL 918,000	1,737,275	(1,753,847)
		BRL		BRL

BRL Currency Put	JPM	5.150	8/22/19	(414,575)	BRL 1,236,000	1,845,382	(1,620,988)
		BRL		BRL

BRL Currency Put[1]	JPM	4.800	9/25/19	(1,400)	BRL 5,150	212,240	(29,949)
		BRL		BRL

BRL Currency Put	JPM	4.500	11/13/18	(80,690)	BRL 450,000	327,512	(143,951)
		CAD		CAD

CAD Currency Call	BOA	1.254	11/2/18	(67,170)	CAD 188,025	150,844	(51,990)
		CAD		CAD

CAD Currency Put	BOA	1.333	11/2/18	(71,403)	CAD 199,875	301,954	(56,836)
		CLP		CLP

CLP Currency Call	CITNA-B	615.000	2/21/19	(26,174,000)	CLP 92,250,000	230,552	(261,740)
		CLP		CLP

CLP Currency Put	CITNA-B	710.000	2/21/19	(30,217,000)	CLP 106,500,000	528,386	(392,821)
		CLP		CLP

CLP Currency Call	GSCO-OT	621.150	10/10/18	(13,366,000)	CLP 62,115,000	88,186	(13,366)
		CLP		CLP

CLP Currency Call	GSCO-OT	616.000	10/25/18	(11,045,958)	CLP 61,600,000	65,272	(11,046)
		CLP		CLP

CLP Currency Put	GSCO-OT	730.000	12/12/18	(55,580,900)	CLP 281,780,000	543,551	(166,743)
		COP		COP

COP Currency Put	CITNA-B	3030.760	10/31/18	(108,694,000)	COP 303,076,000	364,374	(326,082)
		COP		COP

COP Currency Call	CITNA-B	2727.420	10/31/18	(97,815,000)	COP 272,742,000	159,055	(97,815)
		COP		COP

COP Currency Call	GSCO-OT	2721.400	10/26/18	(117,119,000)	COP 408,210,000	185,831	—
		COP		COP

COP Currency Put	GSCO-OT	3040.700	10/26/18	(130,860,000)	COP 456,105,000	480,240	(261,720)
		COP		COP

COP Currency Put	JPM	3037.800	10/26/18	(108,946,000)	COP 303,780,000	386,967	(217,892)
		COP		COP

COP Currency Call	JPM	2719.140	10/26/18	(97,518,000)	COP 271,914,000	166,945	—

68 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		USD		EUR

EUR Currency Call	BOA	1.160	11/16/18	(28,586)	EUR 100,000	$302,213	$(434,671)
		INF		EUR

EUR Currency Call	GSCO-OT	86.800	12/21/18	(28,700)	EUR 100,000	507,538	(390,169)
		ZAR		EUR

EUR Currency Call	JPM	17.438	7/10/19	(17,880)	EUR 75,000	982,638	(1,228,323)
		USD		EUR

EUR Currency Call	SCB	1.160	11/16/18	(107,590)	EUR 150,000	1,174,883	(1,636,014)
		IDR		IDR

IDR Currency Put	GSCO-OT	15000.000	7/10/19	(1,110,000,000)	IDR 3,005,250,000	2,701,000	(4,440,000)
		IDR		IDR

IDR Currency Put	SCB	17550.000	9/5/19	(1,069,987,500)	IDR 2,983,500,000	1,758,621	(1,069,987)
		INR		INR

INR Currency Put	GSCO-OT	70.400	10/30/18	(1,262,400)	INR 7,040,000	127,639	(613,526)
		INR		INR

INR Currency Put	GSCO-OT	67.000	10/15/18	(2,345,000)	INR 6,700,000	437,500	(2,741,305)
		INR		INR

INR Currency Call	GSCO-OT	63.500	10/15/18	(2,222,500)	INR 6,350,000	66,500	—
		INR		INR

INR Currency Call	GSCO-OT	67.500	10/30/18	(1,210,400)	INR 6,750,000	38,768	(1,211)
		INR		INR

INR Currency Put	SCB	72.750	11/27/18	(2,087,260)	INR 7,275,000	159,005	(427,888)
		INR		INR

INR Currency Call	SCB	68.650	11/27/18	(1,969,620)	INR 6,865,000	79,215	(11,818)
		JPY		JPY

JPY Currency Call	BOA	105.000	12/7/18	(12,552,000)	JPY 52,500,000	411,825	(62,760)
		JPY		JPY

JPY Currency Put	BOA	112.000	12/7/18	(4,686,000)	JPY 19,600,000	310,238	(721,644)
		JPY		JPY

JPY Currency Put	JPM	112.500	12/10/18	(2,353,550)	JPY 9,843,750	142,507	(305,962)
		JPY		JPY

JPY Currency Call	JPM	105.500	12/10/18	(6,306,000)	JPY 26,375,000	226,382	(44,142)
		KRW		KRW

KRW Currency Put	GSCO-OT	1170.000	11/22/18	(41,777,500)	KRW 117,000,000	317,402	(41,777)
		KRW		KRW

KRW Currency Call	GSCO-OT	1078.000	11/22/18	(38,492,400)	KRW 107,800,000	132,688	(76,985)

69 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		MXN		MXN

MXN Currency Put	CITNA-B	22.828	8/15/19	(399,500)	MXN 1,712,108	$449,037	$(243,695)
		MXN		MXN

MXN Currency Put	GSCO-OT	19.500	1/4/19	(652,700)	MXN 2,730,000	488,956	(516,286)
		NOK		NOK

NOK Currency Put	GSCO-OT	8.208	12/14/18	(1,137,014)	NOK 3,570,263	2,546,469	(1,606,601)
		NOK		NOK

NOK Currency Put	JPM	8.101	12/20/18	(713,542)	NOK 2,487,007	1,572,412	(1,517,704)
		PLN		PLN

PLN Currency Put	GSCO-OT	4.104	8/19/19	(294,332)	PLN 1,025,875	1,437,410	(731,415)
		RUB		RUB

RUB Currency Put	GSCO-OT	83.540	8/12/19	(1,498,020)	RUB 8,354,000	377,517	(232,193)
		RUB		RUB

RUB Currency Put	JPM	70.000	6/7/19	(5,020,900)	RUB 17,500,000	2,012,362	(2,339,739)
				USD

S&P 500 Index Put	GSCO-OT	2256.672	7/31/19	(33)	USD 97,493	1,371,295	(904,369)
				USD

S&P 500 Index Put	BOA	2242.760	7/19/19	(33)	USD 95,534	1,255,812	(810,560)
		SEK		SEK

SEK Currency Put	GSCO-OT	8.606	11/22/18	(833,285)	SEK 2,323,485	2,852,274	(3,032,324)
		SEK		SEK

SEK Currency Put	JPM	8.864	10/24/18	(316,509)	SEK 443,200	492,653	(342,463)
		TRY		TRY

TRY Currency Put	JPM	5.164	10/15/18	(119,980)	TRY 337,209	763,188	(3,563,766)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	14.646	5/27/19	(263,628)	ZAR 1,464,600	482,472	(985,178)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	18.208	8/15/19	(318,640)	ZAR 1,365,600	663,250	(331,067)
		ZAR		ZAR

ZAR Currency Call	GSCO-OT	11.324	5/27/19	(203,823)	ZAR 1,132,350	184,914	(31,796)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	14.626	11/28/18	(259,638)	ZAR 1,096,913	528,135	(337,789)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	17.916	8/12/19	(321,256)	ZAR 1,791,550	440,116	(368,481)

Total Over-the-Counter Options Written						$36,703,567	$(39,459,667)

1. Knock-out option becomes ineligible for exercise if at any time spot exchange rate is less than or equal to 3.8 BRL

70 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

per 1 USD. If the spot rates are equal to or greater than 4.8 BRL per 1 USD the transaction will automatically exercise and the seller will pay the settlement amount. If the spot rates are not equal to or greater than 4.8 BRL per 1 USD this transaction will expire worthless.

Centrally Cleared Credit Default Swaps at September 30, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Argentine Republic Government	Buy	5.000%	6/20/19	USD 15,000	$(439,385)	$(207,070)	$(646,455)
Argentine Republic Government	Sell	5.000	12/20/18	USD 5,000	(23,448)	28,675	5,227
Argentine Republic Government	Sell	5.000	12/20/18	USD 5,000	(30,001)	28,675	(1,326)
China Government International	Buy	1.000	12/20/23	USD 10,500	189,112	(220,318)	(31,206)
Federation of Malaysia	Buy	1.000	12/20/23	USD 6,250	(43,279)	(19,389)	(62,668)
Federative Republic of Brazil	Sell	1.000	6/20/22	USD 7,500	464,303	(290,975)	173,328
Federative Republic of Brazil	Buy	1.000	12/20/23	USD 8,500	(776,975)	617,130	(159,845)
Federative Republic of Brazil	Buy	1.000	12/20/23	USD 7,500	(677,250)	544,525	(132,725)
Mexico Government International	Buy	1.000	12/20/23	USD 5,000	(79,585)	28,953	(50,632)
Petrobras Global Finance BV	Sell	1.000	12/20/20	USD 3,000	30,276	(58,348)	(28,072)
Petrobras Global Finance BV	Sell	1.000	12/20/20	USD 3,000	30,535	(58,348)	(27,813)
Republic Of South Africa Gover	Buy	1.000	12/20/23	USD 2,000	(122,024)	93,692	(28,332)
Republic Of South Africa Gover	Buy	1.000	12/20/23	USD 8,750	(614,969)	409,901	(205,068)
Russian Foreign Bond - Eurobon	Buy	1.000	12/20/23	USD 5,000	(170,761)	99,906	(70,855)
Turkey Government International	Buy	1.000	12/20/23	USD 2,500	(329,445)	296,635	(32,810)
United Mexican States	Buy	3.250	12/20/23	USD 10,750	(171,108)	61,801	(109,307)

Total Centrally Cleared Credit Default Swaps					$(2,764,004)	$1,355,445	$(1,408,559)

Over-the-Counter Credit Default Swaps at September 30, 2018
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Eskom Holdings Soc Ltd.	GSCOI	Sell	1.000	12/20/22	USD 4,000	$333,095	$(518,196)	$(185,101)

71 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Federative Republic of Brazil	BNP	Sell	1.000%	12/20/18	USD	3,545	$280,477	$2,610	$283,087
Hellenic Republic Government B	BAC	Sell	1.000	12/20/25	USD	8,350	1,298,472	(1,453,414)	(154,942)
Hellenic Republic Government B	BAC	Sell	1.000	6/20/25	USD	3,586	596,602	(582,546)	14,056
Hellenic Republic Government B	BAC	Sell	1.000	6/20/25	USD	8,966	1,343,371	(1,456,529)	(113,158)
Hellenic Republic Government B	BAC	Sell	1.000	12/20/19	USD	6,000	90,026	(80,010)	10,016
Hellenic Republic Government B	GSCOI	Sell	1.000	6/20/25	USD	3,590	566,429	(583,196)	(16,767)
Idbi Bank Ltd./difc Dubai	BAC	Sell	1.000	12/20/22	USD	3,000	97,262	(77,177)	20,085
Idbi Bank Ltd./difc Dubai	BNP	Sell	1.000	12/20/22	USD	3,000	90,526	(77,177)	13,349
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	7,501	135,567	118,107	253,674
State Bank of India	BNP	Sell	1.000	9/20/19	USD	5,225	215,578	35,833	251,411
Total Over-the-Counter Credit Default Swaps							$5,047,405	$(4,671,695)	$375,710

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$5,225,000	$—	BBB- to BBB
Non-Investment Grade Single Name Corporate Debt	16,000,000	—	CCC+ to BB+
Investment Grade Sovereign Debt	7,501,000	—	BBB
Non-Investment Grade Sovereign Debt	51,537,000	31,000,000	B+ to BB

Total USD	$80,263,000	$31,000,000

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

72 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Centrally Cleared Interest Rate Swaps at September 30, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Six-Month JPY BBA LIBOR	0.296%	11/29/27	JPY 13,246,000	$168	$105,098	$105,266
BAC	Receive	Six-Month EUR EURIBOR	1.123	3/8/28	EUR 5,775	—	(161,476)	(161,476)
BNP	Pay	BZDI	7.515	1/2/19	BRL 276,175	—	352,617	352,617
BNP	Pay	MXN TIIE BANXICO	8.000	8/13/20	MXN 762,185	—	74,172	74,172
CITNA-B	Pay	CLICP	2.901	8/9/19	CLP 22,728,500	—	(183,594)	(183,594)
CITNA-B	Receive	JIBA3M	7.250	7/10/20	ZAR 261,000	—	50,885	50,885
CITNA-B	Pay	Six-Month PLN WIBOR WIBO	2.990	11/17/27	PLN 15,230	—	98,590	98,590
CITNA-B	Pay	Six-Month HUF BUBOR	2.205	3/8/28	HUF 1,925,000	—	(358,749)	(358,749)
CITNA-B	Pay	MXN TIIE BANXICO	6.600	6/21/22	MXN 365,760	—	(825,061)	(825,061)
DEU	Pay	Three-Month ZAR JIBAR SAFEX	7.675	2/21/22	ZAR 73,535	—	(6,325)	(6,325)
DEU	Receive	JIBA3M	7.120	6/29/19	ZAR 513,850	—	12,706	12,706
DEU	Pay	JIBA3M	8.420	8/29/28	ZAR 156,300	—	(46,451)	(46,451)
DEU	Receive	JIBA3M	7.500	8/15/20	ZAR 333,700	—	(24,041)	(24,041)
GSCOI	Pay	MXN TIIE BANXICO	8.210	1/30/19	MXN 1,531,500	—	12,693	12,693
GSCOI	Receive	BZDI	10.135	1/2/23	BRL 47,900	—	244,476	244,476
GSCOI	Pay	MXN TIIE BANXICO	7.760	9/25/20	MXN 728,000	—	(35,811)	(35,811)
GSCOI	Pay	Three-Month USD BBA LIBOR	3.150	9/21/48	USD 28,700	—	146,950	146,950
GSCOI	Receive	BZDI	8.235	1/2/20	BRL 112,600	—	(68,006)	(68,006)
GSCOI	Pay	EUR006M	0.861	8/15/27	EUR 20,370	—	(10,252)	(10,252)
GSCOI	Pay	EUR006M	1.482	7/4/44	EUR 8,000	—	(79,602)	(79,602)
GSCOI	Pay	COOVIBR	4.610	6/7/20	COP 52,590,000	—	(54,238)	(54,238)
GSCOI	Pay	EUR006M	1.553	7/4/44	EUR 10,989	—	88,109	88,109
GSCOI	Pay	BZDI	11.730	1/2/25	BRL 44,700	—	70,039	70,039
JPM	Pay	Six-Month HUF BUBOR	1.865	1/24/28	HUF 974,265	—	(274,783)	(274,783)
JPM	Pay	BZDI	10.940	1/2/23	BRL 55,230	—	(57,413)	(57,413)
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.930	11/27/22	ZAR 45,000	—	11,340	11,340
SIB	Pay	BZDI	9.825	7/1/20	BRL 1,220,000	—	(877,712)	(877,712)
UBS	Pay	NDBB3M	2.035	9/17/20	NZD 54,300	—	(24,288)	(24,288)
UBS	Pay	NDBB3M	2.120	9/30/20	NZD 53,400	—	3,302	3,302

Total Centrally Cleared Interest Rate Swaps						$168	$(1,816,825)	$(1,816,657)

73 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaps at September 30, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
		Six-Month THB
BOA	Pay	THBFIX	2.200%	3/20/22	THB 275,500	$—	$46,130	$46,130
		Six-Month INR
		FBIL MIBOR OIS			INR
BOA	Receive	Compound	6.705	3/8/23	1,719,375	—	(12,191)	(12,191)
					INR
BOA	Pay	NSERO	6.700	3/8/20	7,520,625	—	(772,749)	(772,749)
		Six-Month INR
		FBIL MIBOR OIS			INR
BOA	Receive	Compound	6.620	3/20/23	1,162,000	—	56,630	56,630
		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.330	1/31/22	INR 590,000	—	(263,695)	(263,695)
					INR
BOA	Pay	NSERO	6.623	3/20/20	5,164,500	—	(579,371)	(579,371)
		Six-Month CLP			CLP
GSCOI	Pay	TNA	3.620	2/8/23	4,677,500	—	(83,978)	(83,978)
					KRW
GSCOI	Receive	KWCDC	1.970	8/22/20	107,153,995	—	42,691	42,691
		Three-Month
		MYR KLIBOR
JPM	Receive	BNM	4.005	2/21/22	MYR 36,770	—	(56,471)	(56,471)
		Three-Month
		MYR KLIBOR
SCB	Pay	BNM	3.310	8/19/21	MYR 130,000	—	(415,881)	(415,881)

Total Over-the-Counter Interest Rate Swaps						$—	$(2,038,885)	$(2,038,885)

Over-the-Counter Total Return Swaps at September 30, 2018
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value	Unrealized Appreciation/ (Depreciation)
IBoxx EUR Liquid
High Yield Index			EUR-EURIBOR-
Series 1 Version 1	JPM	Receive	Reuters	6/26/19	EUR	35,864	$254,373	$254,373

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Credit Default Swaptions Written at September 30, 2018
Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
JPM XOVER 29 S PY 325 10/17/18	JPM	Buy		5.000%	10/17/18	EUR 29,900	$48,870	$(14,858)

74 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaptions Written at September 30, 2018
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 5/14/29 Put	BAC	Receive	Three-Month USD-LIBOR-BBA	3.103%	5/9/19	USD	125,580	$2,767,067	$(1,771,053)
Interest Rate Swap maturing 12/20/18 Put	BAC	Receive	Six- Month EUR-	1.350	12/20/18	EUR	15,410	139,528	(28,743)
Interest Rate Swap maturing 9/22/22 Put	BOA	Receive	Three- Month USD-LIBOR-BBA	3.118	9/18/20	USD	177,090	1,399,011	(1,288,115)
Interest Rate Swap maturing 9/22/22 Call	BOA	Pay	Three- Month USD-LIBOR-BBA	3.118	9/18/20	USD	177,090	1,399,011	(1,332,305)
Interest Rate Swap maturing 9/2/22 Call	BOA	Pay	Three- Month USD-LIBOR-BBA	2.945	8/28/20	USD	179,320	1,362,832	(1,636,779)
Interest Rate Swap maturing 6/12/20 Call	BOA	Pay	Three-Month USD-LIBOR-BBA	2.972	6/10/19	USD	717,270	1,534,958	(1,776,133)
Interest Rate Swap maturing 12/12/19 Put	BOA	Receive	Three- Month USD-LIBOR-BBA	2.820	12/10/18	USD	717,270	903,760	(881,955)
Interest Rate Swap maturing 4/25/29 Put	BOA	Receive	Three- Month USD-LIBOR-BBA	2.980	4/23/19	USD	71,750	1,338,138	(671,355)
Interest Rate Swap maturing 3/17/30 Put	GSCOI	Receive	Three- Month USD-LIBOR-BBA	3.072	3/13/20	USD	80,700	2,195,040	(1,833,478)
Interest Rate Swap maturing 8/30/20 Call	GSCOI	Pay	Three- Month USD-LIBOR-BBA	3.018	8/28/19	USD	358,635	786,307	(1,002,159)

75 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 8/6/20 Call	GSCOI	Pay	Three-Month KRW-CD-KSDA	2.120%	8/5/19	KRW	214,307,990	$266,087	$(155,784)
Interest Rate Swap maturing 8/16/20 Call	JPM	Pay	Three- Month USD-LIBOR-BBA	3.010	7/12/19	USD	717,270	1,470,404	(1,787,372)
Interest Rate Swap maturing 9/21/21 Put	JPM	Receive	Three- Month USD-LIBOR-BBA	3.145	9/18/19	USD	354,180	903,159	(652,003)
Interest Rate Swap maturing 10/29/23 Call	JPM	Pay	Six- Month PLN- WIBOR- WIBO	2.520	10/25/18	PLN	40,000	50,914	(27,146)
Interest Rate Swap maturing 9/21/21 Call	JPM	Pay	Three- Month USD- LIBOR-BBA	3.145	9/18/19	USD	354,180	903,159	(682,923)

Total Over-the-Counter Interest Rate Swaptions Written								$17,419,375	$(15,527,303)

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SCB	Standard Chartered Bank
SIB	Banco Santander SA
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pounds

76 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
30YR CMT	30 Year Constant Maturity Treasury
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BTP	Italian Treasury Bonds
BUBOR	Budapest Interbank Offered Rate
BUND	German Federal Obligation
BUXL	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CLICP	Sincofi Chile Interbank Rate Average
COOVIBR	Colombia IBR Overnight Nominal Interbank Reference Rate
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
EUSA8	EUR Swap Annual 8 Year
EUSA10	EUR Swap Annual 10 Year
EUSA11	EUR Swap Annual 11 Year
FBIL	Financial Benchmarks India Private Ltd.
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
ITraxx Europe
Crossover Series 29
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate

77 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Definitions (Continued)
KSDA	Korean Securities Dealers Assn.
KWCDC	South Korean Won Index
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
MIBOR	Mumbai Interbank Offered Rate
NDBB3M	New Zealand Bank Bill 3 Months
NSERO	India Rupee Floating Rate
OAT	French Government Bonds
OIS	Overnight Index Swap
S&P	Standard & Poor’s
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate
XOVER 29	iTraxx Europe Crossover Series 29 Version 1

See accompanying Notes to Consolidated Financial Statements.

78 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES September 30, 2018

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $3,314,108,405)	$3,177,482,033
Affiliated companies (cost $918,267,823)	908,584,684

4,086,066,717
Cash	48,130,568
Cash—foreign currencies (cost $2,915,161)	2,795,101
Cash used for collateral on futures	50,568,000
Cash used for collateral on OTC derivatives	58,473,000
Cash used for collateral on centrally cleared swaps	13,694,606
Cash used for collateral on forward roll transactions	2,054,000
Unrealized appreciation on forward currency exchange contracts	10,211,212
Swaps, at value (premiums received $631,622)	556,374
Centrally cleared swaps, at value (net premiums paid $2,995,398)	3,480,870
Receivables and other assets:
Investments sold (including $44,612,967 sold on a when-issued or delayed delivery basis)	52,559,369
Interest, dividends and principal paydowns	40,996,176
Shares of beneficial interest sold	1,091,087
Variation margin receivable	177,222
Other	757,531

Total assets	4,371,611,833

Liabilities
Unrealized depreciation on forward currency exchange contracts	27,153,989
Options written, at value (premiums received $36,703,567)	39,459,667
Swaps, at value (premiums received $4,415,783)	7,012,581
Centrally cleared swaps, at value (net premiums received $231,562)	3,942,250
Swaptions written, at value (premiums received $17,468,245)	15,542,161
Payables and other liabilities:
Investments purchased (including $467,479,829 purchased on a when-issued or delayed delivery basis)	502,856,944
Shares of beneficial interest redeemed	4,267,026
Dividends	4,183,661
Variation margin payable	814,967
Distribution and service plan fees	686,720
Trustees’ compensation	451,644
Shareholder communications	37,154
Other	338,907

Total liabilities	606,747,671

Net Assets	$3,764,864,162

79 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Continued

Composition of Net Assets
Par value of shares of beneficial interest	$1,009,598
Additional paid-in capital	4,642,208,500
Accumulated net investment loss	(13,584,918)
Accumulated net realized loss on investments and foreign currency transactions	(695,663,589)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(169,105,429)

Net Assets	$3,764,864,162

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $2,699,688,328 and 723,668,425 shares of beneficial interest outstanding)	$3.73

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$3.92

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $540,464,573 and 145,163,350 shares of beneficial interest outstanding)	$3.72

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $41,460,515 and 11,164,584 shares of beneficial interest outstanding)	$3.71

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $111,816,424 and 29,950,681 shares of beneficial interest outstanding)	$3.73

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $371,434,322 and 99,651,056 shares of beneficial interest outstanding)	$3.73

See accompanying Notes to Consolidated Financial Statements.

80 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended September 30, 2018

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$6,214,247
Dividends	54,913
Net expenses	(387,426)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	5,881,734

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	34,878,398
Dividends	747,726
Net expenses	(2,173,316)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	33,452,808

Total allocation of net investment income from master funds	39,334,542

Investment Income
Interest (net of foreign withholding taxes of $3,060,426)	186,547,160
Fee income on when-issued securities	4,937,466
Dividends:
Unaffiliated companies	2,853,745
Affiliated companies	4,933,860

Total investment income	199,272,231

Expenses
Management fees	22,827,399
Distribution and service plan fees:
Class A	6,954,548
Class B2	55,797
Class C	6,220,587
Class R	588,682
Transfer and shareholder servicing agent fees:
Class A	5,356,332
Class B2	11,084
Class C	1,146,201
Class I	13,624
Class R	217,057
Class Y	828,287
Shareholder communications:
Class A	96,652
Class B2	1,604
Class C	20,998
Class I	510
Class R	3,930
Class Y	14,454
Custodian fees and expenses	347,427
Borrowing fees	149,957
Trustees’ compensation	130,904
Other	919,524

Total expenses	45,905,558

81 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Continued

Expenses (Continued)
Less reduction to custodian expenses	$(45,793)
Less waivers and reimbursements of expenses	(2,965,524)

Net expenses	42,894,241

Net Investment Income	195,712,532

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $227,233)	(91,736,487)
Affiliated companies	(356,318)
Option contracts written	(28,044,751)
Futures contracts	(8,555,272)
Foreign currency transactions	(1,558,697)
Forward currency exchange contracts	54,475,433
Short positions	23,327
Swap contracts	5,652,064
Swaption contracts written	5,212,810
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(2,421,612)
Oppenheimer Master Loan Fund, LLC	659,774

Net realized loss	(66,649,729)
Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	(168,552,258)
Affiliated companies	(89,835)
Translation of assets and liabilities denominated in foreign currencies	(274,226)
Forward currency exchange contracts	(13,795,792)
Futures contracts	6,301,862
Option contracts written	(4,144,840)
Swap contracts	(7,092,480)
Swaption contracts written	3,904,810
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(280,255)
Oppenheimer Master Loan Fund, LLC	774,260

Net change in unrealized appreciation/depreciation	(183,248,754)

Net Decrease in Net Assets Resulting from Operations	$(54,185,951)

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Consolidated Financial Statements.

82 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2018 September 30, 2017
Operations
Net investment income	$195,712,532	$ 189,803,732
Net realized loss	(66,649,729)	(24,592,540)
Net change in unrealized appreciation/depreciation	(183,248,754)	33,610,678

Net increase (decrease) in net assets resulting from operations	(54,185,951)	198,821,870

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(138,286,611)	(90,940,126)
Class B1	(206,061)	(605,469)
Class C	(24,713,582)	(17,172,978)
Class I	(2,325,655)	(1,371,798)
Class R	(5,305,616)	(3,445,165)
Class Y	(22,346,153)	(12,202,079)

	(193,183,678)	(125,737,615)

Tax return of capital distribution:
Class A	—	(45,342,135)
Class B1	—	(301,883)
Class C	—	(8,562,331)
Class I	—	(683,970)
Class R	—	(1,717,736)
Class Y	—	(6,083,875)

	—	(62,691,930)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(251,385,480)	(489,059,547)
Class B1	(15,557,890)	(27,486,595)
Class C	(119,417,713)	(154,909,331)
Class I	(3,188,283)	1,379,541
Class R	(4,958,722)	(25,498,279)
Class Y	(96,067,367)	122,895,934

	(490,575,455)	(572,678,277)

Net Assets
Total decrease	(737,945,084)	(562,285,952)
Beginning of period	4,502,809,246	5,065,095,198

End of period (including accumulated net investment income (loss) of
$(13,584,918) and $17,397,825, respectively)	$3,764,864,162	$4,502,809,246

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Consolidated Financial Statements.

83 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$3.96	$3.95	$3.87	$4.13	$4.13

Income (loss) from investment operations:
Net investment income[1]	0.18	0.16	0.15	0.18	0.19
Net realized and unrealized gain (loss)	(0.23)	0.01	0.08	(0.26)	0.00[2]

Total from investment operations	(0.05)	0.17	0.23	(0.08)	0.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.11)	(0.14)	(0.17)	(0.14)
Tax return of capital distribution	0.00	(0.05)	(0.01)	(0.01)	(0.05)

Total dividends and/or distributions to shareholders	(0.18)	(0.16)	(0.15)	(0.18)	(0.19)

Net asset value, end of period	$3.73	$3.96	$3.95	$3.87	$4.13

Total Return, at Net Asset Value[3]	(1.49)%	4.45%	6.07%	(2.06)%	4.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,699,688	$3,124,887	$3,607,387	$4,008,783	$4,774,652

Average net assets (in thousands)	$2,920,657	$3,321,318	$3,745,267	$4,432,764	$5,171,641

Ratios to average net assets:[4,5]
Net investment income	4.79%	4.13%	3.87%	4.43%	4.53%
Expenses excluding specific expenses listed below	1.07%	1.08%	1.06%	1.05%	1.00%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	1.07%	1.08%	1.06%	1.05%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.01%	1.02%	1.00%	0.97%

Portfolio turnover rate[8]	67%	69%	78%	79%	93%

84 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2018	1.08%
Year Ended September 30, 2017	1.09%
Year Ended September 30, 2016	1.07%
Year Ended September 30, 2015	1.06%
Year Ended September 30, 2014	1.01%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2018	$6,366,360,171	$6,415,700,475
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862

See accompanying Notes to Consolidated Financial Statements.

85 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$3.95	$3.94	$3.87	$4.12	$4.12

Income (loss) from investment operations:
Net investment income[1]	0.16	0.13	0.12	0.15	0.16
Net realized and unrealized gain (loss)	(0.24)	0.01	0.07	(0.25)	0.00[2]

Total from investment operations	(0.08)	0.14	0.19	(0.10)	0.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.09)	(0.11)	(0.14)	(0.12)
Tax return of capital distribution	0.00	(0.04)	(0.01)	(0.01)	(0.04)

Total dividends and/or distributions to shareholders	(0.15)	(0.13)	(0.12)	(0.15)	(0.16)

Net asset value, end of period	$3.72	$3.95	$3.94	$3.87	$4.12

Total Return, at Net Asset Value[3]	(2.26)%	3.67%	5.01%	(2.56)%	3.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$540,465	$696,936	$850,319	$977,069	$1,156,140

Average net assets (in thousands)	$623,092	$769,686	$897,334	$1,087,495	$1,236,681

Ratios to average net assets:[4,5]
Net investment income	4.03%	3.37%	3.12%	3.67%	3.78%
Expenses excluding specific expenses listed below	1.83%	1.84%	1.81%	1.80%	1.76%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	1.83%	1.84%	1.81%	1.80%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.77%	1.77%	1.76%	1.73%

Portfolio turnover rate[8]	67%	69%	78%	79%	93%

86 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2018	1.84%
Year Ended September 30, 2017	1.85%
Year Ended September 30, 2016	1.82%
Year Ended September 30, 2015	1.81%
Year Ended September 30, 2014	1.77%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2018	$6,366,360,171	$6,415,700,475
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862

See accompanying Notes to Consolidated Financial Statements.

87 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$3.94	$3.93	$3.86	$4.11	$4.11

Income (loss) from investment operations:
Net investment income[1]	0.20	0.18	0.16	0.20	0.20
Net realized and unrealized gain (loss)	(0.23)	0.01	0.07	(0.25)	0.00[2]

Total from investment operations	(0.03)	0.19	0.23	(0.05)	0.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.12)	(0.15)	(0.19)	(0.15)
Tax return of capital distribution	0.00	(0.06)	(0.01)	(0.01)	(0.05)

Total dividends and/or distributions to shareholders	(0.20)	(0.18)	(0.16)	(0.20)	(0.20)

Net asset value, end of period	$3.71	$3.94	$3.93	$3.86	$4.11

Total Return, at Net Asset Value[3]	(1.15)%	4.89%	6.27%	(1.41)%	5.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,461	$47,348	$45,840	$48,488	$119,074

Average net assets (in thousands)	$45,391	$45,371	$46,967	$121,467	$109,381

Ratios to average net assets:[4,5]
Net investment income	5.18%	4.57%	4.30%	4.87%	4.93%
Expenses excluding specific expenses listed below	0.68%	0.65%	0.62%	0.60%	0.59%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	0.68%	0.65%	0.62%	0.60%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.61%	0.59%	0.58%	0.57%	0.56%

Portfolio turnover rate[8]	67%	69%	78%	79%	93%

88 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2018	0.69%
Year Ended September 30, 2017	0.66%
Year Ended September 30, 2016	0.63%
Year Ended September 30, 2015	0.61%
Year Ended September 30, 2014	0.60%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2018	$6,366,360,171	$6,415,700,475
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862

See accompanying Notes to Consolidated Financial Statements.

89 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$3.96	$3.95	$3.88	$4.13	$4.13

Income (loss) from investment operations:
Net investment income[1]	0.17	0.15	0.14	0.17	0.18
Net realized and unrealized gain (loss)	(0.23)	0.01	0.07	(0.25)	0.00[2]

Total from investment operations	(0.06)	0.16	0.21	(0.08)	0.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.10)	(0.13)	(0.16)	(0.14)
Tax return of capital distribution	0.00	(0.05)	(0.01)	(0.01)	(0.04)

Total dividends and/or distributions to shareholders	(0.17)	(0.15)	(0.14)	(0.17)	(0.18)

Net asset value, end of period	$3.73	$3.96	$3.95	$3.88	$4.13

Total Return, at Net Asset Value[3]	(1.75)%	4.19%	5.53%	(2.06)%	4.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$111,816	$123,825	$149,098	$162,623	$185,991

Average net assets (in thousands)	$118,510	$134,309	$152,830	$175,389	$196,503

Ratios to average net assets:[4,5]
Net investment income	4.53%	3.87%	3.61%	4.17%	4.24%
Expenses excluding specific expenses listed below	1.33%	1.34%	1.31%	1.30%	1.30%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses[7]	1.33%	1.34%	1.31%	1.30%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%	1.27%	1.27%	1.26%	1.27%

Portfolio turnover rate[8]	67%	69%	78%	79%	93%

90 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2018	1.34%
Year Ended September 30, 2017	1.35%
Year Ended September 30, 2016	1.32%
Year Ended September 30, 2015	1.31%
Year Ended September 30, 2014	1.31%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2018	$6,366,360,171	$6,415,700,475
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862

See accompanying Notes to Consolidated Financial Statements.

91 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$3.96	$3.95	$3.87	$4.13	$4.12

Income (loss) from investment operations:
Net investment income[1]	0.19	0.17	0.16	0.19	0.20
Net realized and unrealized gain (loss)	(0.23)	0.01	0.08	(0.26)	0.01

Total from investment operations	(0.04)	0.18	0.24	(0.07)	0.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.11)	(0.15)	(0.18)	(0.15)
Tax return of capital distribution	0.00	(0.06)	(0.01)	(0.01)	(0.05)

Total dividends and/or distributions to shareholders	(0.19)	(0.17)	(0.16)	(0.19)	(0.20)

Net asset value, end of period	$3.73	$3.96	$3.95	$3.87	$4.13

Total Return, at Net Asset Value[2]	(1.26)%	4.70%	6.33%	(1.83)%	5.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$371,434	$494,017	$369,088	$403,252	$558,288

Average net assets (in thousands)	$450,170	$417,814	$372,918	$453,869	$533,576

Ratios to average net assets:[3,4]
Net investment income	5.03%	4.43%	4.11%	4.68%	4.78%
Expenses excluding specific expenses listed below	0.83%	0.84%	0.81%	0.80%	0.76%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	0.83%	0.84%	0.81%	0.80%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.77%	0.77%	0.76%	0.73%

Portfolio turnover rate[7]	67%	69%	78%	79%	93%

92 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2018	0.84%
Year Ended September 30, 2017	0.85%
Year Ended September 30, 2016	0.82%
Year Ended September 30, 2015	0.81%
Year Ended September 30, 2014	0.77%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2018	$6,366,360,171	$6,415,700,475
Year Ended September 30, 2017	$5,559,676,349	$5,415,035,851
Year Ended September 30, 2016	$4,468,857,111	$4,304,402,600
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862

See accompanying Notes to Consolidated Financial Statements.

93 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS September 30, 2018

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the

94 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Significant Accounting Policies (Continued)

Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 193,468 shares with net assets of $16,365,953 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$6,477,703
Net assets	$16,365,953
Net income (loss)	$(27,355)
Net realized gain (loss)	$(708,080)
Net change in unrealized appreciation/depreciation	$(248,718)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may

95 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

96 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Significant Accounting Policies (Continued)

investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$718,014,294	$153,676,635

1. At period end, the Fund had $667,335,122 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. The Fund had $50,679,172 of post-October foreign currency losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

5. During the reporting period, $240,345,967 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$242,218,780	$33,511,597	$275,730,377

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2018	Year Ended September 30, 2017

Distributions paid from:
Ordinary income	$193,183,678	$125,737,615
Return of capital	—	62,691,930

Total	$193,183,678	$188,429,545

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,231,698,556
Federal tax cost of other investments	(334,535,017)

Total federal tax cost	$3,897,163,539

Gross unrealized appreciation	$63,639,308
Gross unrealized depreciation	(217,315,943)

Net unrealized depreciation	$(153,676,635)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from

98 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Significant Accounting Policies (Continued)

operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations,

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not

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3. Securities Valuation (Continued)

necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$99,668,817	$—	$99,668,817
Mortgage-Backed Obligations	—	760,385,979	35,261	760,421,240
Foreign Government Obligations	—	658,954,996	—	658,954,996
Corporate Loans	—	13,914,236	—	13,914,236
Corporate Bonds and Notes	—	1,508,550,745	99,338	1,508,650,083
Preferred Stocks	51,865,323	—	—	51,865,323
Common Stocks	1,523,408	—	366,241	1,889,649
Rights, Warrants and Certificates	—	—	371,447	371,447
Structured Securities	—	20,409,776	317,419	20,727,195
Short-Term Notes	—	40,348,554	—	40,348,554
Over-the-Counter Options Purchased	—	16,773,063	—	16,773,063
Over-the-Counter Credit Default
Swaption Purchased	—	24,301	—	24,301
Over-the-Counter Interest Rate
Swaptions Purchased	—	3,873,129	—	3,873,129
Investment Companies	278,105,869	630,478,815	—	908,584,684

Total Investments, at Value	331,494,600	3,753,382,411	1,189,706	4,086,066,717
Other Financial Instruments:
Swaps, at value	—	556,374	—	556,374
Centrally cleared swaps, at value	—	3,480,870	—	3,480,870
Futures contracts	4,792,229	—	—	4,792,229
Forward currency exchange contracts	—	10,211,212	—	10,211,212

Total Assets	$336,286,829	$3,767,630,867	$1,189,706	$4,105,107,402

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(7,012,581)	$—	$(7,012,581)
Centrally cleared swaps, at value	—	(3,942,250)	—	(3,942,250)
Over-the-Counter Options written	—	(39,459,667)	—	(39,459,667)
Futures contracts	(4,736,165)	—	—	(4,736,165)
Forward currency exchange contracts	—	(27,153,989)	—	(27,153,989)
Swaptions written, at value	—	(15,542,161)	—	(15,542,161)

Total Liabilities	$(4,736,165)	$(93,110,648)	$—	$(97,846,813)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

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3. Securities Valuation (Continued)

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Common Stocks	$(109,648)	$109,648
Rights, Warrants and Certificates	(60,762)	60,762

Total Assets	$(170,410)	$170,410

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund,

LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 41.0% of Master Loan and 20.3% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

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4. Investments and Risks (Continued)

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$467,479,829
Sold securities	44,612,967

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at

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4. Investments and Risks (Continued)

a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $2,054,000 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose

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4. Investments and Risks (Continued)

issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$23,446,487
Market Value	$2,271,933
Market Value as % of Net Assets	0.06%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the

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5. Market Risk Factors (Continued)

direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated

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Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $808,819,372 and $1,137,695,613, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $359,986,114 and $542,501,769 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include

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CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $3,834,262 and $2,423,129 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written

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6. Use of Derivatives (Continued)

options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $2,701,242 and $17,826,296 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps

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CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $67,952,538 and $62,651,923 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate

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6. Use of Derivatives (Continued)

while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $521,893,691 and $918,975,908 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund may enter into total return swaps on various commodity indexes to increase or decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay or receive a fixed or a floating reference interest rate, and an amount equal to the opposite price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

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CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

For the reporting period, the Fund had ending monthly average notional amounts of $20,991,973 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate

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6. Use of Derivatives (Continued)

risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may enter into currency swaption contracts with the obligation to pay an interest rate on the US dollar notional amount or various foreign currency notional amounts and receive an interest rate on various foreign currency notional amounts or US dollar notional amounts, with an option to replace the contractual currency as disclosed in the Consolidated Statement of Investments. This is done in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. The US dollar swaption contracts seek to increase exposure to foreign exchange rate risk. The foreign currency swaption contracts seek to decrease exposure to foreign exchange rate risk.

During the reporting period, the Fund had an ending monthly average market value of $7,047,753 and $9,516,008 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

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CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the

116 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$5,506,627	$(5,506,627)	$–	$–	$–
Barclays Bank plc	1,420,717	(1,420,717)	–	–	–
BNP Paribas	38,443	(38,443)	–	–	–
Citibank NA	5,524,751	(5,524,751)	–	–	–
Deutsche Bank AG	51,540	(51,540)	–	–	–
Goldman Sachs Bank USA	12,531,852	(12,531,852)	–	–	–
Goldman Sachs International	42,691	(42,691)	–	–	–
HSBC Bank USA NA	199,498	(117,293)	–	–	82,205
JPMorgan Chase Bank NA	5,176,155	(5,176,155)	–	–	–
Standard Chartered Bank	945,805	(945,805)	–	–	–

	$31,438,079	$(31,355,874)	$–	$–	$82,205

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

117 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(14,850,569)	$5,506,627	$–	$6,940,000	$(2,403,942)
Barclays Bank plc	(11,195,500)	1,420,717	–	9,774,783	–
BNP Paribas	(77,177)	38,443	–	–	(38,734)
Citibank NA	(11,326,915)	5,524,751	–	5,802,164	–
Deutsche Bank AG	(2,047,006)	51,540	–	1,995,466	–
Goldman Sachs Bank USA	(22,921,262)	12,531,852	–	10,389,410	–
Goldman Sachs International	(4,176,791)	42,691	–	810,000	(3,324,100)
HSBC Bank USA NA	(117,293)	117,293	–	–	–
JPMorgan Chase Bank NA	(17,917,360)	5,176,155	–	12,576,000	(165,205)
Standard Chartered Bank	(4,538,525)	945,805	–	3,592,720	–

	$(89,168,398)	$31,355,874	$–	$51,880,543	$(5,931,981)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$410,923		Swaps, at value	$4,828,245
Interest rate contracts	Swaps, at value	145,451		Swaps, at value	2,184,336
Credit contracts	Centrally cleared swaps, at value	2,209,893		Centrally cleared swaps, at value	854,448
Interest rate contracts	Centrally cleared swaps, at value	1,270,977		Centrally cleared swaps, at value	3,087,802
Interest rate contracts	Variation margin receivable	177,222	*	Variation margin payable	814,967	*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	10,211,212		Unrealized depreciation on foreign currency exchange contracts	27,153,989
Equity contracts				Options written, at value	1,714,929
Forward currency exchange contracts				Options written, at value	37,744,738

118 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6. Use of Derivatives (Continued)

	Asset Derivatives (Continued)		Liability Derivatives (Continued)

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts			Swaptions written, at value	$14,858
Interest rate contracts			Swaptions written, at value	15,527,303
Credit contracts	Investments, at value	$24,301**
Equity contracts	Investments, at value	4,231,318**
Forward currency exchange contracts	Investments, at value	12,541,745**
Interest rate contracts	Investments, at value	3,873,129**

Total		$35,096,171		$93,925,615

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts

Credit contracts	$(2,622,914)	$1,662,598	$—	$—
Equity contracts	(2,289,226)	—	—	—
Forward currency exchange contracts	(12,141,090)	—	(29,173,616)	—
Interest rate contracts	(6,240,824)	3,550,212	1,128,865	(8,555,272)

Total	$(23,294,054)	$5,212,810	$(28,044,751)	$(8,555,272)

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments		Forward currency exchange contracts	Swap contracts	Total

Credit contracts		$—	$132,537	$(827,779)
Equity contracts		—	(4,096)	(2,293,322)
Forward currency exchange contracts		54,475,433	—	13,160,727
Interest rate contracts		—	5,523,623	(4,593,396)

Total		$54,475,433	$5,652,064	$5,446,230

*Includes purchased option contracts and purchased swaption contracts, if any.

119 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts

Credit contracts	$(49,003)	$34,012	$—	$—
Equity contracts	(1,002,052)	—	912,178	—
Forward currency exchange contracts	(5,160,899)	—	(5,057,018)	—
Interest rate contracts	(4,422,150)	3,870,798	—	6,301,862

Total	$(10,634,104)	$3,904,810	$(4,144,840)	$6,301,862

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments		Forward currency exchange contracts	Swap contracts	Total

Credit contracts		$—	$(2,761,543)	$(2,776,534)
Equity contracts		—	—	(89,874)
Forward currency exchange contracts		(13,795,792)	—	(24,013,709)
Interest rate contracts		—	(4,330,937)	1,419,573

Total		$(13,795,792)	$(7,092,480)	$(25,460,544)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount

Class A
Sold[1]	45,219,211	$174,958,678	48,921,616	$192,308,690
Dividends and/or distributions reinvested	32,590,219	125,317,871	31,238,755	122,750,966
Redeemed	(143,187,491)	(551,662,029)	(204,805,470)	(804,119,203)

Net decrease	(65,378,061)	$(251,385,480)	(124,645,099)	$(489,059,547)

Class B
Sold	25,013	$98,072	61,590	$242,525
Dividends and/or distributions reinvested	51,419	202,425	216,903	854,138
Redeemed[1]	(4,051,560)	(15,858,387)	(7,248,102)	(28,583,258)

Net decrease	(3,975,128)	$(15,557,890)	(6,969,609)	$(27,486,595)

120 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

7. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount

Class C
Sold	8,727,719	$ 33,818,381	10,191,444	$ 39,924,389
Dividends and/or distributions reinvested	6,081,273	23,366,153	6,097,118	23,910,475
Redeemed	(45,976,966)	(176,602,247)	(55,764,924)	(218,744,195)

Net decrease	(31,167,974)	$ (119,417,713)	(39,476,362)	$ (154,909,331)

Class I
Sold	3,153,820	$ 12,196,482	3,674,488	$ 14,395,136
Dividends and/or distributions reinvested	601,762	2,305,887	523,645	2,048,739
Redeemed	(4,601,422)	(17,690,652)	(3,851,222)	(15,064,334)

Net increase (decrease)	(845,840)	$ (3,188,283)	346,911	$ 1,379,541

Class R
Sold	5,031,105	$ 19,473,916	4,992,953	$ 19,622,247
Dividends and/or distributions reinvested	1,273,744	4,902,998	1,219,626	4,794,536
Redeemed	(7,598,526)	(29,335,636)	(12,707,380)	(49,915,062)

Net decrease	(1,293,677)	$ (4,958,722)	(6,494,801)	$ (25,498,279)

Class Y
Sold	27,622,778	$ 106,371,546	65,302,057	$ 256,466,227
Dividends and/or distributions reinvested	5,418,455	20,844,909	4,342,868	17,080,573
Redeemed	(58,250,444)	(223,283,822)	(38,336,517)	(150,650,866)

Net increase (decrease)	(25,209,211)	$ (96,067,367)	31,308,408	$ 122,895,934

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$2,568,317,423	$3,141,151,190
U.S. government and government agency obligations	—	5,986,596
To Be Announced (TBA) mortgage-related securities	6,366,360,171	6,415,700,475

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

121 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million in assets	0.75%
Next $200 million in assets	0.72
Next $200 million in assets	0.69
Next $200 million in assets	0.66
Next $200 million in assets	0.60
Next $4 billion in assets	0.50
Next $5 billion in assets	0.48
Over $10 billion in assets	0.46

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.54% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the

122 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

123 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor[1]	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
September 30, 2018	$358,284	$6,131	$4,506	$21,640	$—

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $156,883. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$116,550
Class B1	472
Class C	25,781
Class R	4,651
Class Y	18,696

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,642,491 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowing and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments.

124 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

10. Borrowing and Other Financing (Continued)

The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

At period end, the Fund had no outstanding securities sold short.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

125 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Global Strategic Income Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Strategic Income Fund (the “Fund”) and subsidiary, including the consolidated statement of investments, as of September 30, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two year period then ended, and the related consolidated notes (collectively, the “consolidated financial statements”) and the consolidated financial highlights for each of the years in the five year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Fund and subsidiary as of September 30, 2018, the results of their consolidated operations for the year then ended, the changes in their consolidated net assets for each of the years in the two year period then ended, and the consolidated financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund and subsidiary in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

November 28, 2018

126 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 2.21% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $9,081,166 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $97,583,159 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

127 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

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The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani, Ruta Ziverte, and Chris Kelly, the portfolio managers for the Fund, as well as the experience of Hemant Baijal who was appointed as a new portfolio manager of the Fund in January 2018, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund and the Managers including comparative performance information. The Board reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the multisector bond fund category. The Board considered that the Fund underperformed its category median for all periods. The Board considered that, as a result of the Board’s conversations with the Adviser and in an effort to address performance, the Adviser added two portfolio managers to the Fund’s investment team in January 2017. The Board further noted that a portfolio manager of the Fund was replaced in January 2018. The Board also noted the Managers’ assertion that the Fund’s performance improved in 2017, and that the Fund ranked in the third quintile of its category for the one-year period. It further considered the Fund’s performance against its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which the Managers stated is a good comparison for Fund performance, and noted that the Fund outperformed its benchmark during the one-, three-, and five-year periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load multisector bond funds with comparable asset levels and distribution features. The Board considered that the Fund’s contractual management fee was lower than its category median and peer group median. The Board noted that the Fund’s total expenses were equal to its peer group median, but one basis point higher than its category median.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board further considered the Fund’s current contractual fee waivers, specifically that (a) the Adviser has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the management fees incurred indirectly through the Fund’s investment in funds managed by the Adviser or its affiliates, which may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board and (b) the Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Fund’s subsidiary, which will continue to be in effect for so long as the Fund invests in the subsidiary and may not be terminated unless approved by the Board. Finally, the Board considered that the Adviser, in its capacity as the Fund’s transfer agent, voluntarily waived and/or reimbursed the Fund for transfer agent fees in an amount equal to 0.015% of average annual net assets, and that effective January 1, 2018, after discussions with the Board, the Fund’s transfer agent fee rate was decreased.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. The Board considered that the current management fee breakpoints are appropriate given the Fund’s current asset level.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held.

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

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Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994- 2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003- 2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 105 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Baijal, Memani, Kelly, Mss. Ziverte, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal. Mr. Steinmetz is an officer of 105 portfolios in the OppenheimerFunds complex.

Hemant Baijal, Vice President (since 2018) Year of Birth: 1962	Senior Vice President of the Sub-Adviser (since January 2016); Senior Portfolio Manager of the Sub-Adviser (since July 2011); Co-Head of the Global Debt Team (since January 2015); Vice President of the Sub-Adviser (July 2011-January 2016). Co-founder, Partner and Portfolio Manager of Six Seasons Global Asset Management (January 2009-December 2010); Partner and Portfolio Manager of Aravali Partners, LLC (September 2006-December 2008); Partner and Portfolio Manager at Havell Capital Management, LLC (November 1996-August 2006).

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Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002).

Chris Kelly, Vice President (since 2017) Year of Birth: 1967	Senior Vice President of the Sub-Adviser (since January 2016); Portfolio Manager of the Sub-Adviser(since March 2015); Co-Head of the Global Debt Team (since March 2015); Vice President of the Sub-Adviser (March 2015-January 2016). Deputy Head of Emerging Markets Fixed Income at BlackRock, Inc. (June 2012 - January 2015); Portfolio Manager and Deputy Chief Investment Officer of Emerging Markets at Fisher Francis Trees and Watts, a BNP Paribas Investment Partner (February 2008 - April 2012).

Ruta Ziverte, Vice President (since 2017) Year of Birth: 1973	Vice President and Senior Portfolio Manager of the Sub-Adviser (July 2015). Prior to joining the Sub-Adviser, she was Senior Vice President and Portfolio Manager at GE Asset Management (June 2009 to June 2015).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

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TRUSTEES AND OFFICERS Unaudited / Continued

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

©2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

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Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

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RA0230.001.0918 November 21, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $104,400 in fiscal 2018 and $105,700 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2018 and $8,500 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $297,836 in fiscal 2018 and $386,986 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, CP Conduit fees, incremental and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $8,942 in fiscal 2018 and $5,093 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $534,826 in fiscal 2018 and $286,402 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $845,104 in fiscal 2018 and $686,981 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	11/16/2018